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                              NEW WORLD FUND, INC.

                                     Part B
                      Statement of Additional Information

                               July 30, 2008

 This document is not a prospectus but should be read in conjunction with the current prospectus of New World Fund, Inc. (the "fund" or "NWF") dated
July 30, 2008 or retirement plan prospectus of the fund dated January 1, 2008.
You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                              New World Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
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Financial statements

                            New World Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL

..    The fund will invest at least 35% of its assets in equity and debt securities of companies based primarily in qualified countries with developing economies and/or markets.

EQUITY SECURITIES

..    The fund may invest its assets in equity securities of any company, regardless of where it is based, if the fund's investment adviser determines that a significant portion of its assets or revenues (generally
     20% or more) is attributable to developing countries.

DEBT SECURITIES

..    The fund may invest up to 25% of its assets in nonconvertible debt securities, including government bonds and securities rated Ba or below by
     Moody's Investors Service (Moody's) and BB or below by Standard & Poor's
     Corporation (S&P) or unrated but determined to be of equivalent quality, of issuers primarily based in qualified countries with developing economies and/or markets, or of issuers that the fund's investment adviser determines have a significant portion of their assets or revenues (generally 20% or more) attributable to developing countries. The fund will generally purchase debt securities considered consistent with its objective of long-term capital appreciation.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

                            New World Fund -- Page 2
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The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries.
The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the Investment Adviser may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

                            New World Fund -- Page 3
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CERTAIN RISK FACTORS RELATED TO DEVELOPING COUNTRIES

     CURRENCY FLUCTUATIONS -- The fund's investments may be valued in currencies other than the U.S. dollar. Certain developing countries' currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund's securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the fund can engage in certain currency transactions to hedge against currency fluctuations. See "Currency Transactions" below.

     GOVERNMENT REGULATION -- The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain developing countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. While the fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the fund's investment. If this happened, the fund's response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund's liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

     While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund's investments.

     LESS DEVELOPED SECURITIES MARKETS -- Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries.
     These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

     SETTLEMENT RISKS -- Settlement systems in developing countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in

                            New World Fund -- Page 4
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     jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the
     "counterparty") through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced.
     However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

     INVESTOR INFORMATION -- The fund may encounter problems assessing investment opportunities in certain developing securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund's investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

     TAXATION -- Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

     LITIGATION -- The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

     FRAUDULENT SECURITIES -- Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

LOAN ASSIGNMENTS AND PARTICIPATIONS -- The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Most corporate loans are variable or floating rate obligations.

The fund normally acquires loan obligations through an assignment from another lender, but may also acquire loan obligations by purchasing a participation interest from a lender or other holder of the interest. When the fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. The fund will have the right to receive payments of principal,

                            New World Fund -- Page 5
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interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and may not directly benefit from any collateral supporting the loan.
As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell its interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such

                            New World Fund -- Page 6
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factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on

                            New World Fund -- Page 7
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ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to

                            New World Fund -- Page 8
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purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of
U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation.
However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is

                            New World Fund -- Page 9
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required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

The fund's portfolio turnover rates for the fiscal years ended October 31, 2007 and 2006 were 31% and 30%, respectively. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

1.   The fund may not borrow money or securities, except for temporary or emergency purposes in an amount not exceeding 33-1/3% of its total assets.

2.   The fund may not make loans, if, as a result, more than 33-1/3% of its total assets would be lent to other parties (this limitation does not apply to purchases of debt securities, repurchase agreements or loans of portfolio securities).

3.   The fund may not invest 25% or more of its assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities).

                           New World Fund -- Page 10
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4.   The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, such as real estate investment trusts).

5.   The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

6.   The fund may not engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the Securities Act of 1933.

7.   The fund may not issue senior securities, except as permitted under the
Investment Company Act of 1940.

In addition, the fund will not change its subclassification from a diversified to non-diversified company except as permitted under the Investment Company Act of 1940.

NONFUNDAMENTAL POLICIES -- The following nonfundamental policies may be changed without shareholder approval:

1.   The fund may not with respect to 75% of its total assets, invest more than
5% of its assets in securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.   The fund may not invest more than 15% of its net assets in securities which are not readily marketable.

3.   The fund may not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

4.   The fund may not engage in short sales except to the extent it owns or has the right to obtain securities equivalent in kind and amount to those sold short.

5.   The fund may not invest in other companies for the purpose of exercising control or management.

6.   The fund may not invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3%
of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction.

                           New World Fund -- Page 11

7.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                           New World Fund -- Page 12

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                 NUMBER OF
 POSITION WITH FUND                                          PORTFOLIOS/3/
 (YEAR FIRST ELECTED             PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/2/)               DURING PAST FIVE YEARS       BY DIRECTOR            BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Elisabeth Allison, 61         Partner, ANZI, Ltd.                 3         Helicos BioSciences
 Director (1999)               (transactional work                           Corporation
                               specializing in joint
                               ventures and strategic
                               alliances); Business
                               negotiator, Harvard Medical
                               School
----------------------------------------------------------------------------------------------------------
 Vanessa C.L. Chang, 55        Director, EL & EL                   3         Edison International
 Director (2005)               Investments (real estate);
                               former President and CEO,
                               ResolveItNow.com
                               (insurance-related Internet
                               company); former Senior
                               Vice President, Secured
                               Capital Corporation (real
                               estate investment bank);
                               former Partner, KPMG LLP
                               (independent registered
                               public accounting firm)
----------------------------------------------------------------------------------------------------------
 Robert A. Fox, 71             Managing General Partner,           7         Chemtura Corporation
 Director (1999)               Fox Investments LP;
                               corporate director; retired
                               President and CEO, Foster
                               Farms (poultry producer)
----------------------------------------------------------------------------------------------------------
 Jae H. Hyun, 59               Chairman of the Board, Tong         3         Tong Yang Investment Bank;
 Director (2005)               Yang Major Corp. (holding                     Tong Yang Magic Inc.;
                               company of Tong Yang Group                    Tong Yang Major Corp.;
                               companies)                                    Tong Yang Systems Corp.
----------------------------------------------------------------------------------------------------------
 Koichi Itoh, 67               Executive Chairman of the           5         None
 Director (1999)               Board, Itoh Building Co.,
                               Ltd. (building management);
                               former President,
                               Autosplice KK (electronics)
----------------------------------------------------------------------------------------------------------
 William H. Kling,/5/ 66       President and CEO, American         7         Irwin Financial Corporation
 Director (1999)               Public Media Group
----------------------------------------------------------------------------------------------------------
 John G. McDonald, 71          Stanford Investors                  8         iStar Financial, Inc.;
 Director (1999)               Professor, Graduate School                    Plum Creek Timber Co.;
                               of Business, Stanford                         Scholastic Corporation;
                               University                                    Varian, Inc.
----------------------------------------------------------------------------------------------------------
 William I. Miller, 52         Chairman of the Board and           3         Cummins, Inc.
 Chairman of the Board         CEO, Irwin Financial
 (Independent and              Corporation
 Non-Executive) (1999)
----------------------------------------------------------------------------------------------------------
 Alessandro Ovi, 64            Publisher and Editor,               3         Enia SpA;
 Director (2001)               Technology Review;                            Guala Closures SpA;
                               President, TechRev.srl;                       Landi Renzo SpA;
                               Special Advisor to the                        ST Microelectronics SNV;
                               Italian Prime Minister;                       Telecom Italia Media SpA
                               former Special Advisor to
                               the President of the
                               European Commission
----------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton, 68         Chairman of the Board and           7         None
 Director (1999)               CEO, Cairnwood, Inc.
                               (venture capital
                               investment)
----------------------------------------------------------------------------------------------------------
 Rozanne L. Ridgway, 72        Director of companies;              3         Emerson Electric;
 Director (2005)               Chair (non-executive),                        Sara Lee Corporation
                               Baltic-American Enterprise
                               Fund; former co-chair,
                               Atlantic Council of the
                               United States
----------------------------------------------------------------------------------------------------------

                           New World Fund -- Page 13

"INTERESTED" DIRECTORS/6/,/7/

                                     PRINCIPAL OCCUPATION(S)
                                      DURING PAST FIVE YEARS
 NAME, AGE AND                            AND POSITIONS              NUMBER OF
 POSITION WITH FUND               HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED               OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)                 OF THE FUND              BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------------

 Gina H. Despres, 66              Senior Vice President, Capital         4         None
 Vice Chairman of the Board       Research and Management
 (1999)                           Company; Senior Vice
                                  President, Capital Strategy
                                  Research, Inc.*
---------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace, 45           Senior Vice President -                2         None
 President and Director (1999)    Capital World Investors,
                                  Capital Research and
                                  Management Company; Director,
                                  Capital Research and
                                  Management Company; Chairman
                                  of the Board, Capital Research
                                  Company*
---------------------------------------------------------------------------------------------------------------

                           New World Fund -- Page 14

OTHER OFFICERS/7/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Mark E. Denning, 50     Senior Vice President - Capital Research Global
 Senior Vice             Investors, Capital Research Company*; Director,
 President (1999)        Capital Research and Management Company; Director,
                         Capital International Limited*
-------------------------------------------------------------------------------
 David C. Barclay, 51    Senior Vice President - Fixed Income, Capital
 Vice President          Research and Management Company; Director, The
 (1999)                  Capital Group Companies, Inc.*
-------------------------------------------------------------------------------
 Michael J. Downer, 53   Senior Vice President, Fund Business Management
 Vice President          Group, and Coordinator, Legal and Compliance -
 (2003)                  Capital Research and Management Company; Director,
                         American Funds Distributors, Inc.*; Director, Capital
                         Bank and Trust Company*
-------------------------------------------------------------------------------
 Bradford F. Freer, 39   Vice President - Capital World Investors, Capital
 Vice President          Research Company*
 (2006)
-------------------------------------------------------------------------------
 Alwyn W. Heong, 48      Senior Vice President - Capital Research Global
 Vice President          Investors, Capital Research Company*
 (1999)
-------------------------------------------------------------------------------
 Carl M. Kawaja, 44      Senior Vice President - Capital World Investors,
 Vice President          Capital Research and Management Company; Director,
 (1999)                  Capital Research and Management Company; Director,
                         Capital International, Inc.*; Director, Capital
                         International Asset Management, Inc.*
-------------------------------------------------------------------------------
 Vincent P. Corti, 52    Vice President - Fund Business Management Group,
 Secretary (1999)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Bryan K. Nielsen, 35    Assistant Vice President, Capital International, Inc.*;
 Treasurer (2008)        Vice President, Capital Guardian Trust Company*
-------------------------------------------------------------------------------
 Tanya Schneider, 36     Assistant Vice President - Fund Business Management
 Assistant Secretary     Group, Capital Research and Management Company
 (2007)
-------------------------------------------------------------------------------
 R. Marcia Gould, 53     Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (1999)
-------------------------------------------------------------------------------
 Jennifer M. Buchheim,   Vice President - Fund Business Management Group,
 34                      Capital Research and Management Company
 Assistant Treasurer
 (2005)
-------------------------------------------------------------------------------

                           New World Fund -- Page 15

* Company affiliated with Capital Research and Management Company.

/1/  The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

/2/  Directors and officers of the fund serve until their resignation, removal or retirement.
/3/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
/4/  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
/5/  During the past two years, Karin Larson (President and Chairman of Capital
     International Research, Inc., an affiliate of the investment adviser) has been a trustee of Minnesota Public Radio, of which Mr. Kling is President. During the past two years, Gordon Crawford (Senior Vice President, Capital Research
     Global Investors, Capital Research and Management Company and Director, The
     Capital Group Companies, Inc.) has been a trustee of Southern California Public
     Radio, where Mr. Kling serves as a trustee and as Second Vice Chair. Neither
     Ms. Larson nor Mr. Crawford participates in decisions directly related to Mr.
     Kling's status or compensation.
/6/  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/7/  All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                           New World Fund -- Page 16

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2007

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                SHARES OWNED/2/               BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Elisabeth Allison             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Vanessa C.L. Chang            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jae H. Hyun                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 William H. Kling              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 William I. Miller             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Alessandro Ovi                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Rozanne L. Ridgway          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Gina H. Despres               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert W. Lovelace            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.
/2/  An independent director may have exposure to the fund through an allocation of some or all of his or her nonqualified deferred compensation account.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $10,000 to $20,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

                           New World Fund -- Page 17

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2007

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Elisabeth Allison              $35,835                     $116,167
------------------------------------------------------------------------------------------
 Vanessa C.L. Chang              38,001                      122,167
------------------------------------------------------------------------------------------
 Robert A. Fox/3/                29,175                      280,541
------------------------------------------------------------------------------------------
 Jae H. Hyun                     33,167                      102,167
------------------------------------------------------------------------------------------
 Koichi Itoh/3/                  30,083                      176,479
------------------------------------------------------------------------------------------
 William H. Kling                30,647                      319,750
------------------------------------------------------------------------------------------
 John G. McDonald/3/             25,188                      368,500
------------------------------------------------------------------------------------------
 William I. Miller/3/            42,999                      131,667
------------------------------------------------------------------------------------------
 Alessandro Ovi/3/               34,835                      107,167
------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/            29,219                      280,333
------------------------------------------------------------------------------------------
 Rozanne L. Ridgway/3/           32,500                      106,167
------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1999. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended October 31, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/  Funds managed by Capital Research and Management Company, including the
     American Funds; American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2007 fiscal year for participating directors is as follows: Robert A. Fox
     ($427,174), Koichi Itoh ($446,337), John G. McDonald ($198,747), William I.
     Miller ($190,388), Alessandro Ovi ($59,684), Kirk P. Pendleton ($454,582) and
     Rozanne L. Ridgway ($128,633). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of June 1, 2008, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                           New World Fund -- Page 18

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 13, 1998. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Elisabeth Allison, Vanessa C.L. Chang,  Koichi Itoh, Kirk P.
Pendleton and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The

                           New World Fund -- Page 19

committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2007 fiscal year.

The fund has a governance and contracts committee comprised of Elisabeth
Allison, Vanessa C.L. Chang, Robert A. Fox, Jae H. Hyun, Koichi Itoh, William H.
Kling, John G. McDonald, William I. Miller, Alessandro Ovi, Kirk P. Pendleton
and Rozanne L. Ridgway, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One governance and contracts committee meeting was held during the 2007 fiscal year.

The fund has a nominating committee comprised of Robert A. Fox, Jae H. Hyun,
William H. Kling, John G. McDonald and Alessandro Ovi, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Two nominating committee meetings were held during the 2007 fiscal year.

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund and its investment adviser have adopted Proxy Voting Procedures and Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds,
Endowments and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com.
Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the fund) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment

                           New World Fund -- Page 20

analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

                           New World Fund -- Page 21

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2008. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        19.40%
 Maryland Heights, MO                                Class B        12.44
----------------------------------------------------------------------------
 A G Edwards & Sons Inc.                             Class A         5.64
 Saint Louis, MO                                     Class C         8.52
                                                     Class F-1      14.12
----------------------------------------------------------------------------
 First Clearing LLC                                  Class B         5.60
 Glen Allen, VA                                      Class C         5.62
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        10.75
 New York, NY
----------------------------------------------------------------------------
 Merrill Lynch                                       Class C         7.11
 Jacksonville, FL
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F-1       9.16
 San Francisco, CA
----------------------------------------------------------------------------
 Prudential Investment Management Service            Class F-1       5.10
 Newark, NJ
----------------------------------------------------------------------------
 Gravbrot Family Dental Clinic                       Class R-1       8.17
 Yakima, WA
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations Co.   Class R-5      33.03
 Covington, KY
----------------------------------------------------------------------------
 Capital Group Companies                             Class R-5      19.14
 Los Angeles, CA
----------------------------------------------------------------------------
 UBS Financial Services, Inc.                        Class R-5       5.23
 Chicago, IL
----------------------------------------------------------------------------

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

                           New World Fund -- Page 22

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: MSCI All Country World
Index; Lipper Global Funds Index; Lipper Emerging Markets Funds Index; JP Morgan
Emerging Markets Bond Index Global; and MSCI Emerging Markets Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                           New World Fund -- Page 23

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF OCTOBER 31, 2007:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER            NUMBER
                                      REGISTERED           POOLED            OF OTHER
                                      INVESTMENT         INVESTMENT          ACCOUNTS
                                   COMPANIES (RICS)    VEHICLES (PIVS)       IN WHICH
                                       IN WHICH           IN WHICH          PORTFOLIO
                                       PORTFOLIO          PORTFOLIO         COUNSELOR
                     DOLLAR RANGE      COUNSELOR          COUNSELOR        IS A MANAGER
                       OF FUND       IS A MANAGER       IS A MANAGER        (ASSETS OF
     PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS    OTHER ACCOUNTS
     COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
-------------------------------------------------------------------------------------------

 Robert W.               Over         3      $306.0      1       $1.13         None
 Lovelace             $1,000,000
-------------------------------------------------------------------------------------------
 Mark E. Denning      $100,001 -      5      $396.6      1       $0.11         None
                       $500,000
-------------------------------------------------------------------------------------------
 David C. Barclay        Over         4      $252.9      4       $1.41      18      $5.45
                      $1,000,000
-------------------------------------------------------------------------------------------
 Alwyn W. Heong          Over         3      $358.0         None               None
                      $1,000,000
-------------------------------------------------------------------------------------------
 Carl M. Kawaja          Over         3      $306.0      1       $1.13         None
                      $1,000,000
-------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written

                           New World Fund -- Page 24

notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of 0.85% on the first $500 million of the fund's net assets, 0.77% on net assets between $500 million and
$1 billion, 0.71% on net assets from $1 billion to $1.5 billion, 0.66% on net assets from $1.5 billion to $2.5 billion, 0.62% on net assets from $2.5 billion to $4 billion, 0.58% on net assets from $4 billion to $6.5 billion, 0.54% on net assets from $6.5 billion to $10.5 billion, 0.51% on net assets from $10.5 billion to $17 billion, and .50% on net assets in excess of $17 billion.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to
Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended October 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $78,919,000,
$50,537,000 and $27,569,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $71,006,000 (a reduction of $7,913,000), $45,483,000 (a reduction of
$5,054,000) and $25,295,000 (a reduction of $2,274,000) for the fiscal years ended October 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive, and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

                           New World Fund -- Page 25

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company/(R)/, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-1,
R-2 and R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended October 31, 2007, the total fees paid by the investment adviser were $142,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a
Shareholder Services Agreement between the fund and American Funds Service
Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                 $1,237,000
--------------------------------------------------------------------------------
               CLASS F-1                                   997,000
--------------------------------------------------------------------------------
              CLASS 529-A                                  304,000
--------------------------------------------------------------------------------
              CLASS 529-B                                   41,000
--------------------------------------------------------------------------------
              CLASS 529-C                                   81,000
--------------------------------------------------------------------------------
              CLASS 529-E                                   17,000
--------------------------------------------------------------------------------
             CLASS 529-F-1                                  13,000
--------------------------------------------------------------------------------
               CLASS R-1                                    30,000
--------------------------------------------------------------------------------
               CLASS R-2                                   817,000
--------------------------------------------------------------------------------
               CLASS R-3                                   349,000
--------------------------------------------------------------------------------
               CLASS R-4                                   101,000
--------------------------------------------------------------------------------
               CLASS R-5                                   503,000
--------------------------------------------------------------------------------

                           New World Fund -- Page 26

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors/(R)/, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares, the Principal Underwriter sells its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensates investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and keeps any amounts remaining after this compensation is paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
B, 529-B, C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

                           New World Fund -- Page 27

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                   COMMISSIONS,       ALLOWANCE OR
                                                     REVENUE          COMPENSATION
                       FISCAL YEAR/PERIOD       OR FEES RETAINED       TO DEALERS
-------------------------------------------------------------------------------------

       CLASS A                 2007                 $9,836,000          $43,454,000
                               2006                  8,334,000           36,983,000
                               2005                  4,253,000           18,745,000
-------------------------------------------------------------------------------------
       CLASS B                 2007                    518,000            3,378,000
                               2006                    387,000            2,920,000
                               2005                    182,000            1,484,000
-------------------------------------------------------------------------------------
       CLASS C                 2007                          0            2,746,000
                               2006                          0            2,069,000
                               2005                          0            1,078,000
-------------------------------------------------------------------------------------
     CLASS 529-A               2007                    438,000            2,008,000
                               2006                    299,000            1,377,000
                               2005                    167,000              764,000
-------------------------------------------------------------------------------------
     CLASS 529-B               2007                     32,000              212,000
                               2006                     23,000              146,000
                               2005                     17,000               99,000
-------------------------------------------------------------------------------------
     CLASS 529-C               2007                          0              197,000
                               2006                          0              128,000
                               2005                          0               77,000
-------------------------------------------------------------------------------------

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

                           New World Fund -- Page 28

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2 or Class R-5, no 12b-1 fees are paid from Class
F-2 or Class R-5 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                                                                         TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------

          Class C                           0.25%         0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25          0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                        0.25%            --          0.50%
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25            --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25%           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25          0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25          0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25          0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25            --           0.50
----------------------------------------------------------------------------------

     /1/ Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     /2/ The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

                           New World Fund -- Page 29

During the 2007 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------

        CLASS A                 $23,449,000                 $3,267,000
------------------------------------------------------------------------------
        CLASS B                   4,350,000                    544,000
------------------------------------------------------------------------------
        CLASS C                   7,324,000                  1,222,000
------------------------------------------------------------------------------
       CLASS F-1                  2,273,000                    478,000
------------------------------------------------------------------------------
      CLASS 529-A                   444,000                     75,000
------------------------------------------------------------------------------
      CLASS 529-B                   300,000                     40,000
------------------------------------------------------------------------------
      CLASS 529-C                   609,000                    110,000
------------------------------------------------------------------------------
      CLASS 529-E                    69,000                     14,000
------------------------------------------------------------------------------
     CLASS 529-F-1                       --                         --
------------------------------------------------------------------------------
       CLASS R-1                    154,000                     30,000
------------------------------------------------------------------------------
       CLASS R-2                  1,240,000                    260,000
------------------------------------------------------------------------------
       CLASS R-3                    762,000                    157,000
------------------------------------------------------------------------------
       CLASS R-4                    167,000                     36,000
------------------------------------------------------------------------------

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In

                           New World Fund -- Page 30

addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

OTHER COMPENSATION TO DEALERS -- As of July 2008, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC

     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     Intersecurities / Transamerica
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     JJB Hilliard/PNC Bank
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Investments LLC
     Lincoln Financial Advisors Corporation

                           New World Fund -- Page 31

     LPL Group
          Associated Securities Corp.
          LPL Financial Corporation
          Mutual Service Corporation
          Uvest Investment Services
          Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
          Metlife Securities Inc.
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley & Co., Incorporated
     National Planning Holdings Inc.
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
          Legg Mason
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wachovia Group
          A. G. Edwards, a Division of Wachovia Securities, LLC
          First Clearing LLC
          Wachovia Securities Financial Network, LLC
          Wachovia Securities Investment Services Group
          Wachovia Securities Latin American Channel
          Wachovia Securities Private Client Group
     Wells Fargo Investments, LLC

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions

                           New World Fund -- Page 32

relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in

                           New World Fund -- Page 33

relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises.
Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by

                           New World Fund -- Page 34

the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
October 31, 2007, 2006 and 2005 amounted to $17,198,000, $13,254,000 and
$7,104,000, respectively. The volume of trading activity increased during the year, resulting in an increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $13,408,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically

                           New World Fund -- Page 35

occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements
(including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

                           New World Fund -- Page 36

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or

                           New World Fund -- Page 37

related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other

                           New World Fund -- Page 38

regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt

                           New World Fund -- Page 39

     securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                           New World Fund -- Page 40

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

                           New World Fund -- Page 41

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a

                           New World Fund -- Page 42

shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                           New World Fund -- Page 43

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

                           New World Fund -- Page 44

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                           New World Fund -- Page 45

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                           New World Fund -- Page 46

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class
     F shares to receive the Class A shares without paying an initial Class A sales charge.

     In addition, you may redeem Class F-1 shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                           New World Fund -- Page 47

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

                           New World Fund -- Page 48

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying

                           New World Fund -- Page 49

          investments are managed by any affiliate of The Capital Group
          Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

                           New World Fund -- Page 50

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding money market funds) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts

                           New World Fund -- Page 51

     specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

                           New World Fund -- Page 52

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March
     31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or

                           New World Fund -- Page 53

     decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate. In addition, you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or
     529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives

                           New World Fund -- Page 54

          payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as

                           New World Fund -- Page 55

permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

                           New World Fund -- Page 56

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                           New World Fund -- Page 57

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund if, in the opinion of the fund's board of directors, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of

                           New World Fund -- Page 58

issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $11,979,000 for Class A shares and $546,000 for Class
B shares for the 2007 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and
Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report, have been audited by Deloitte &
Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Kirkpatrick & Lockhart Preston Gates Ellis LLP, 55
Second Street, Suite 1700, San Francisco, CA 94105, serves as independent legal counsel ("counsel") for the fund and for independent directors in their capacities as such. Counsel does not provide legal services to the fund's investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses,

                           New World Fund -- Page 59

shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer
Agent.

Shareholders may also elect to receive updated prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon opting in to the electronic delivery of updated prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated prospectuses and other reports in paper form by mail.

Prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- APRIL 30, 2008

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $57.47
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $60.98

                           New World Fund -- Page 60

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                           New World Fund -- Page 61

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/SM/  . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUNDS
The Cash Management Trust of
America/(R)/. . . . . . . .     009      209      309       409         609
The Tax-Exempt Money Fund of
America/SM/ . . . . . . . .     039      N/A      N/A       N/A         N/A
The U.S. Treasury Money Fund
of America/SM/  . . . . . .     049      N/A      N/A       N/A         N/A
___________
*Qualified for sale only in certain jurisdictions.

                           New World Fund -- Page 62

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
The Cash Management Trust of
America. . . . . . . . . . . .    1009     1209     1309     1509       1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                           New World Fund -- Page 63

                                                  FUND NUMBERS
                                   --------------------------------------------
                                            CLASS  CLASS  CLASS  CLASS   CLASS
FUND                               CLASS A   R-1    R-2    R-3    R-4     R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target Date
Retirement Fund/(R)/ . . . . . .     069    2169   2269   2369   2469    2569
American Funds 2045 Target Date
Retirement Fund/(R)/ . . . . . .     068    2168   2268   2368   2468    2568
American Funds 2040 Target Date
Retirement Fund/(R)/ . . . . . .     067    2167   2267   2367   2467    2567
American Funds 2035 Target Date
Retirement Fund/(R)/ . . . . . .     066    2166   2266   2366   2466    2566
American Funds 2030 Target Date
Retirement Fund/(R)/ . . . . . .     065    2165   2265   2365   2465    2565
American Funds 2025 Target Date
Retirement Fund/(R)/ . . . . . .     064    2164   2264   2364   2464    2564
American Funds 2020 Target Date
Retirement Fund/(R)/ . . . . . .     063    2163   2263   2363   2463    2563
American Funds 2015 Target Date
Retirement Fund/(R)/ . . . . . .     062    2162   2262   2362   2462    2562
American Funds 2010 Target Date
Retirement Fund/(R)/ . . . . . .     061    2161   2261   2361   2461    2561

                           New World Fund -- Page 64

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                           New World Fund -- Page 65

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                           New World Fund -- Page 66

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           New World Fund -- Page 67
....
[logo – American Funds®]

New World FundSM
Investment portfolio

April 30, 2008
 unaudited

Common stocks — 81.35%	Shares	Market value (000)

FINANCIALS — 15.97%
Banco Santander, SA1	8,622,014	$185,983
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	182,193
ICICI Bank Ltd.[1]	7,775,600	168,627
ICICI Bank Ltd. (ADR)	102,400	4,566
Itaúsa - Investimentos Itaú SA, preferred nominative	23,463,306	154,614
Unibanco-União de Bancos Brasileiros SA, units (GDR)	690,000	100,333
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	29,813
Banco Itaú Holding Financeira SA, preferred nominative	4,236,500	120,923
Banco do Brasil SA, ordinary nominative	6,640,500	115,491
Banco Bradesco SA, preferred nominative	4,866,357	111,870
Banco Bilbao Vizcaya Argentaria, SA1	4,836,600	110,708
Sberbank (Savings Bank of the Russian Federation) (GDR)[1]	301,300	110,568
Bancolombia SA (ADR)	2,658,984	106,147
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B	16,835,000	101,312
Bank Muscat (SAOG) (GDR)[1]	4,634,957	95,477
National Bank of Greece SA1	1,572,000	86,879
JSC Halyk Bank of Kazakhstan (GDR)[1]	4,392,073	70,642
JSC Halyk Bank of Kazakhstan (GDR)[1,2]	884,600	14,228
PT Bank Rakyat Indonesia (Persero) Tbk[1]	120,906,800	77,766
PT Bank Mandiri (Persero) Tbk[1]	246,993,500	76,748
Ayala Land, Inc.[1]	324,800,000	75,208
Kasikornbank PCL[1]	16,564,200	46,240
Kasikornbank PCL, nonvoting depositary receipt[1]	9,155,800	25,454
Housing Development Finance Corp. Ltd.[1]	829,760	57,644
Raiffeisen International Bank-Holding AG1	346,666	56,153
Asya Katilim Bankasi AS, Class B1,3	7,900,000	54,473
Piraeus Bank SA1	1,449,523	49,211
Banco Daycoval SA, preferred nominative	6,000,000	46,579
United Bank Ltd. (GDR)[1,2]	4,330,800	38,397
United Bank Ltd. (GDR)[1]	572,700	5,078
Bank of the Philippine Islands[1]	36,661,632	43,362
OTP Bank PLC[1]	947,000	40,350
JSC Kazkommertsbank (GDR)[1,3]	1,698,200	28,005
JSC Kazkommertsbank (GDR)[1,2,3]	424,000	6,992
Bumiputra-Commerce Holdings Bhd.[1]	10,566,400	33,381
Krung Thai Bank PCL[1]	95,641,000	31,306
Krung Thai Bank PCL, nonvoting depositary receipt[1]	404,400	132
Kotak Mahindra Bank Ltd.[1]	1,300,000	25,539
Türkiye Is Bankasi AS, Class C1	5,500,000	25,227
Bank Pekao SA1	280,000	24,356
EFG International[1]	695,000	22,182
Erste Bank der oesterreichischen Sparkassen AG1	290,400	21,554
Bank Leumi le-Israel BM1	4,300,000	21,246
SM Prime Holdings, Inc.[1]	122,706,440	20,896
Brascan Residential Properties SA, ordinary nominative	3,436,000	18,919
Türkiye Halk Bankasi AS1,3	3,080,000	17,634
MCB Bank Ltd.[1]	2,668,000	17,172
Bank Hapoalim BM1	4,028,000	16,948
Allied Irish Banks, PLC[1]	740,000	15,566
Industrial and Commercial Bank of China Ltd., Class H1	18,500,000	14,667
China Life Insurance Co. Ltd., Class H1	2,875,000	12,562
JSC Sistema-Hals (GDR)[1,3]	1,368,096	10,070
JSC Sistema-Hals (GDR)[1,2,3]	236,747	1,743
Daegu Bank, Ltd.[1]	725,000	11,443
Shui On Land Ltd.[1]	11,000,000	10,949
Türkiye Garanti Bankasi AS1,3	1,848,000	9,847
Citigroup Inc.	320,000	8,086
IMMOFINANZ AG1	650,000	7,167
FirstRand Ltd.[1]	3,124,000	6,428
First Pacific Co. Ltd.[1]	7,214,000	5,263
Kookmin Bank[1]	47,000	3,271
		3,011,588

TELECOMMUNICATION SERVICES — 10.45%
MTN Group Ltd.[1]	14,209,649	269,696
América Móvil, SAB de CV, Series L (ADR)	4,085,100	236,772
Telekomunikacja Polska SA1	18,303,900	183,995
Philippine Long Distance Telephone Co.[1]	2,321,160	141,822
Philippine Long Distance Telephone Co. (ADR)	338,340	20,673
Telenor ASA[1]	6,908,600	138,458
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	126,345,000	121,829
Vodafone Group PLC[1]	33,110,000	104,450
Orascom Telecom Holding SAE (GDR)[1]	1,321,000	98,582
Turkcell Iletisim Hizmetleri AS1,3	10,936,000	88,113
TIM Participações SA, preferred nominative (ADR)	1,663,228	55,851
TIM Participações SA, ordinary nominative[3]	3,730,000	17,172
Partner Communications Co. Ltd.[1]	2,954,500	69,020
Partner Communications Co. Ltd. (ADR)	151,500	3,525
TM International Bhd.[1,3]	27,172,000	61,520
Telekom Austria AG, non-registered shares[1]	2,225,000	54,887
OJSC Mobile TeleSystems (ADR)	585,000	45,384
Brasil Telecom Participações SA, preferred nominative (ADR)	550,000	41,586
Advanced Info Service PCL[1]	13,641,500	40,116
China Unicom Ltd.[1]	16,531,300	35,648
Cellcom Israel Ltd.	1,023,800	33,847
Globe Telecom, Inc.[1]	989,723	31,956
Telekom Malaysia Bhd.[1]	27,172,000	31,221
Telefónica, SA1	850,000	24,582
Bharti Airtel Ltd.[1,3]	405,000	9,019
TeliaSonera AB1	626,800	5,581
HT - Hrvatske telekomunikacije dd (GDR)[1,2]	86,529	5,286
		1,970,591

MATERIALS — 8.86%
JSC Uralkali (GDR)[1,3]	8,645,200	460,013
JSC Uralkali (GDR)[1,2,3]	1,206,545	64,201
Israel Chemicals Ltd.[1]	13,991,927	255,766
Linde AG1	892,146	130,335
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	110,019
Impala Platinum Holdings Ltd.[1]	1,760,000	72,021
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,165,000	68,825
Freeport-McMoRan Copper & Gold Inc.	559,100	63,598
Makhteshim-Agan Industries Ltd.[1]	6,645,000	60,761
Teck Cominco Ltd., Class B	1,095,000	47,649
Aricom PLC[1,3,4]	30,000,000	47,070
Hochschild Mining PLC[1]	6,226,186	46,135
Cia. Vale do Rio Doce, Class A, preferred nominative	1,032,000	33,282
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	400,000	12,736
Central African Mining & Exploration Co. PLC[1,3]	49,500,000	45,841
United Phosphorus Ltd.[1,3]	4,605,000	36,791
BHP Billiton PLC[1]	982,288	34,618
Formosa Plastics Corp.[1]	7,325,422	20,874
Holcim Ltd.[1]	170,142	16,623
OAO Severstal (GDR)[1]	574,600	14,110
Potash Corp. of Saskatchewan Inc.	60,000	11,037
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[3]	342,966	9,483
Ambuja Cements Ltd.[1]	2,785,550	7,819
ACC Ltd.[1]	110,000	2,066
		1,671,673

ENERGY — 8.01%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,760,600	213,772
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	463,784	46,889
OAO Gazprom (ADR)[1]	4,793,000	254,469
OAO LUKOIL (ADR)[1]	1,390,000	125,204
Oil & Natural Gas Corp. Ltd.[1]	4,850,889	124,280
Oil and Gas Development Co. Ltd.[1]	58,638,760	121,879
Saipem SpA, Class S1	2,290,000	99,835
OAO TMK (GDR)[1]	1,700,000	55,741
OAO TMK (GDR)[1,2]	692,815	22,717
Tenaris SA (ADR)	1,050,000	55,661
Eurasia Drilling Co. Ltd. (GDR)[1,2,3]	1,745,200	40,343
Eurasia Drilling Co. Ltd. (GDR)[1,3]	550,500	12,726
TOTAL SA1	428,000	35,848
TOTAL SA (ADR)	155,000	13,020
Niko Resources Ltd.[4]	495,000	44,732
Sasol Ltd.[1]	640,000	36,305
Noble Energy, Inc.	400,000	34,800
Royal Dutch Shell PLC, Class B1	745,000	29,667
China National Offshore Oil Corp.[1]	16,554,000	29,363
Reliance Industries Ltd.[1,3]	421,000	27,171
Nexen Inc.	555,787	19,262
Chevron Corp.	175,500	16,874
Sterling Energy PLC[1,3,5]	91,242,000	16,573
PTT Exploration and Production PCL[1]	2,207,000	11,620
Smith International, Inc.	130,000	9,946
Murphy Oil Corp.	100,000	9,034
Hess Corp.	19,200	2,039
		1,509,770

CONSUMER STAPLES — 7.86%
Nestlé SA1	436,645	208,288
Tesco PLC[1]	18,172,190	153,192
IOI Corp. Bhd.[1]	64,919,500	150,190
PT Indofood Sukses Makmur Tbk[1]	382,600,000	94,058
SABMiller PLC[1]	4,024,600	92,404
Wimm-Bill-Dann Foods (ADR)	513,700	62,517
Avon Products, Inc.	1,560,000	60,871
PepsiCo, Inc.	811,000	55,578
Olam International Ltd.[1]	25,119,400	49,321
Fomento Económico Mexicano, SAB de CV (ADR)	1,120,500	48,686
Coca-Cola Icecek AS, Class C1	4,977,801	44,144
Groupe Danone SA1	496,200	43,819
Coca-Cola Co.	670,000	39,443
Grupo Nacional de Chocolates SA	4,425,000	38,799
China Yurun Food Group Ltd.[1]	24,584,000	37,242
Migros Türk TAS[1]	2,091,815	33,550
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	500,000	20,162
Wal-Mart de México, SAB de CV, Series V	2,300,000	9,274
L’Oréal SA1	219,500	25,968
Diageo PLC[1]	1,245,000	25,411
Bunge Ltd.	220,000	25,100
Nestlé India Ltd.[1]	543,500	23,640
X5 Retail Group NV (GDR)[1,2,3]	653,200	22,696
Unilever NV, depository receipts[1]	650,000	21,783
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	16,859
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	42,000	2,729
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	18,908
Procter & Gamble Co.	275,000	18,439
Poslovni sistem Mercator, dd1	42,200	16,518
Tingyi (Cayman Islands) Holding Corp.[1]	8,700,000	11,552
China Mengniu Dairy Co.[1]	3,415,000	10,266
		1,481,407

INDUSTRIALS — 7.63%
Murray & Roberts Holdings Ltd.[1]	15,555,000	181,290
Airports of Thailand PCL[1]	65,300,000	113,852
Suzlon Energy Ltd.[1,3]	13,876,620	98,396
Enka Insaat ve Sanayi AS1	6,735,000	92,556
Wienerberger AG1	1,390,500	80,100
Siemens AG1	641,000	75,348
Schneider Electric SA1	579,050	70,607
Boart Longyear Ltd.[1]	37,700,000	66,634
Chiyoda Corp.[1]	8,792,600	65,741
International Container Terminal Services, Inc.[1]	88,828,000	64,017
ABB Ltd[1]	1,820,000	55,557
Orascom Construction Industries Co. (GDR)[1]	340,400	54,788
STX Engine Co., Ltd.[1]	1,076,170	47,687
Caterpillar Inc.	517,000	42,332
United Technologies Corp.	545,000	39,496
Container Corp. of India Ltd.[1]	1,630,000	34,689
Metso Oyj[1]	770,000	32,970
Thai Airways International PCL[1]	35,417,100	30,810
Hopewell Holdings Ltd.[1]	4,294,000	18,747
Italian-Thai Development PCL[1]	71,258,300	18,687
Bidvest Group Ltd.[1]	1,100,000	16,507
KBR, Inc.	537,001	15,487
Daelim Industrial Co., Ltd.[1]	105,916	14,188
SM Investments Corp.[1]	2,354,308	13,925
Embraer - Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	300,000	12,504
Doosan Heavy Industries and Construction Co., Ltd.[1]	103,250	10,767
Hopewell Highway Infrastructure Ltd.[1]	12,500,000	9,963
GS Engineering & Construction Corp.[1]	67,750	9,874
Hyundai Engineering & Construction Co., Ltd.[1]	97,000	8,850
General Electric Co.	265,000	8,665
Atlas Copco AB, Class A1	505,000	8,105
Asahi Glass Co., Ltd.[1]	677,000	8,092
Intertek Group PLC[1]	410,000	7,855
Daewoo Engineering & Construction Co., Ltd.[1]	302,208	5,327
Koc Holding AS, Class B1,3	1,488,690	5,103
		1,439,516

CONSUMER DISCRETIONARY — 5.55%
Toyota Motor Corp.[1]	2,034,000	103,084
Las Vegas Sands Corp.[3]	1,167,000	88,949
Kuoni Reisen Holding AG, Class B1,5	153,833	88,672
Honda Motor Co., Ltd.[1]	2,115,000	67,129
GOME Electrical Appliances Holding Ltd.[1]	28,001,000	64,000
Central European Media Enterprises Ltd., Class A3	589,217	62,469
Lojas Renner SA, ordinary nominative	2,500,000	58,976
Shangri-La Asia Ltd.[1]	19,960,000	55,132
Desarrolladora Homex, SA de CV (ADR)[3]	860,000	51,239
Melco PBL Entertainment (Macau) Ltd. (ADR)[3]	3,800,000	50,160
Swatch Group Ltd[1]	487,900	24,837
Swatch Group Ltd, non-registered shares[1]	63,650	16,954
Hyundai Mobis Co., Ltd.[1]	394,500	35,972
Nitori Co., Ltd.[1]	672,850	35,429
Li & Fung Ltd.[1]	8,083,900	33,249
Yue Yuen Industrial (Holdings) Ltd.[1]	9,688,500	29,482
TVN SA1	2,500,000	25,523
PT Astra International Tbk[1]	11,000,000	23,782
Praktiker Bau- und Heimwerkermärkte Holding AG1	923,800	19,905
Grupo Televisa, SAB, ordinary participation certificates (ADR)	800,000	19,744
Grupo Clarín SA, Class B (GDR)[1,2]	1,082,706	12,734
Grupo Clarín SA, Class B (GDR)[1]	403,294	4,743
Truworths International Ltd.[1]	4,953,000	16,740
Keihin Corp.[1]	979,000	15,130
Largan Precision Co., Ltd.[1]	770,100	10,459
Agora SA1	482,597	8,752
Techtronic Industries Co. Ltd.[1]	8,150,000	7,898
Stockmann Oyj, Class B1	142,000	5,821
Hürriyet Gazetecilik ve Matbaacilik AS1,3	3,275,977	5,798
Arcelik AS1	672,500	3,008
		1,045,770

HEALTH CARE — 5.29%
Novo Nordisk A/S, Class B1	4,468,800	306,498
OJSC Pharmstandard (GDR)[1,3]	6,582,550	163,794
OJSC Pharmstandard (GDR)[1,2,3]	392,700	9,772
Krka, dd, Novo mesto[1]	910,700	135,281
Teva Pharmaceutical Industries Ltd. (ADR)	2,553,179	119,438
Zentiva NV1	1,625,000	91,993
Hikma Pharmaceuticals PLC[1]	8,953,850	82,690
Richter Gedeon NYRT[1]	319,000	65,837
Dr. Reddy’s Laboratories Ltd.[1]	1,022,000	15,712
Cipla Ltd.[1]	1,440,000	7,576
		998,591

INFORMATION TECHNOLOGY — 4.73%
Samsung Electronics Co., Ltd.[1]	197,391	140,131
Nokia Corp.[1]	3,458,200	103,774
Nokia Corp. (ADR)	1,186,000	35,663
Kingboard Chemical Holdings Ltd.[1]	24,245,840	115,064
Hon Hai Precision Industry Co., Ltd.[1]	15,356,948	88,567
Google Inc., Class A3	120,000	68,915
High Tech Computer Corp.[1]	2,020,000	51,787
Redecard SA, ordinary nominative	2,481,500	48,385
Yahoo! Inc.[3]	1,550,000	42,486
Tencent Holdings Ltd.[1]	6,029,000	40,036
HOYA Corp.[1]	989,800	27,440
Euronet Worldwide, Inc.[3,4]	1,055,000	18,652
Euronet Worldwide, Inc.[3]	298,000	5,269
Venture Corp. Ltd.[1]	2,500,000	20,361
Foxconn International Holdings Ltd.[1,3]	10,609,000	16,350
Comverse Technology, Inc.[3]	922,000	16,089
Cisco Systems, Inc.[3]	537,800	13,789
SINA Corp.[3]	277,500	12,821
Hynix Semiconductor Inc.[1,3]	295,000	7,832
NetEase.com, Inc. (ADR)[3]	320,000	7,142
Kingboard Laminates Holdings Ltd.[1]	8,048,606	5,501
Lite-On Technology Corp.[1]	3,844,463	4,501
MoneyGram International, Inc.	680,000	1,054
		891,609

UTILITIES — 2.08%
Tanjong PLC[1]	11,353,000	57,811
PT Perusahaan Gas Negara (Persero) Tbk[1]	42,600,000	55,742
AES Corp.[3]	3,000,000	52,080
Cia. Energética de Minas Gerais – Cemig, preferred nominative	2,458,340	51,040
NTPC Ltd.[1]	8,440,261	40,979
CLP Holdings Ltd.[1]	3,945,000	31,223
Cheung Kong Infrastructure Holdings Ltd.[1]	6,430,000	27,747
Veolia Environnement[1]	309,375	22,241
GAIL Ltd.[1]	1,985,000	21,649
Electricity Generating PCL[1]	6,375,000	19,168
Manila Electric Co.[1]	6,874,760	13,182
		392,862

MISCELLANEOUS — 4.92%
Other common stocks in initial period of acquisition		928,286

Total common stocks (cost: $10,970,000,000)		15,341,663

Rights & warrants — 0.02%

MATERIALS — 0.02%
Aricom PLC, warrants, expire 2010[3,4]	10,000,000	4,284

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		338

Total rights & warrants (cost: $3,143,000)		4,622

	Principal amount
Bonds & notes — 5.35%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 4.88%
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	14,207
Brazilian Treasury Bill 6.00% 2010[1,6]	BRL62,578	36,122
Brazilian Treasury Bill 6.00% 2011[1,6]	7,880	4,498
Brazil (Federal Republic of) Global 7.875% 2015	$5,620	6,505
Brazilian Treasury Bill 6.00% 2015[1,6]	BRL10,038	5,620
Brazil (Federal Republic of) Global 12.50% 2016	14,400	9,012
Brazil (Federal Republic of) Global 6.00% 2017	$2,625	2,750
Brazil (Federal Republic of) 10.00% 2017[1]	BRL13,500	6,703
Brazil (Federal Republic of) Global 8.00% 2018[7]	$18,045	20,616
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,621
Brazil (Federal Republic of) Global 8.875% 2024	900	1,154
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,112
Brazil (Federal Republic of) Global 7.125% 2037	7,680	8,794
Brazil (Federal Republic of) Global 11.00% 2040	22,025	30,048
Brazilian Treasury Bill 6.00% 2045[1,6]	BRL33,460	18,434
United Mexican States Government Global 3.41% 2009[8]	$18,750	18,802
United Mexican States Government Global 10.375% 2009	2,385	2,525
United Mexican States Government Global 9.875% 2010	21,625	24,123
United Mexican States Government Global 6.375% 2013	30,380	33,038
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	5,358
United Mexican States Government, Series MI10, 9.50% 2014	290,000	29,830
United Mexican States Government, Series M10, 8.00% 2015	130,000	12,396
Colombia (Republic of) Global 11.75% 2010	COP40,000,000	23,322
Colombia (Republic of) Global 10.00% 2012	$18,725	22,189
Colombia (Republic of) Global 10.75% 2013	9,840	12,226
Colombia (Republic of) Global 8.25% 2014	3,100	3,613
Colombia (Republic of) Global 12.00% 2015	COP43,100,000	26,368
Colombia (Republic of) Global 7.375% 2017	$1,000	1,129
Colombia (Republic of) Global 11.75% 2020	2,420	3,618
Colombia (Republic of) Global 8.125% 2024	4,375	5,195
Colombia (Republic of) Global 7.375% 2037	3,655	4,085
Turkey (Republic of) Treasury Bill 0% 2008[1]	TRY11,090	8,402
Turkey (Republic of) 14.00% 2011[1]	64,400	45,342
Turkey (Republic of) 10.00% 2012[1,6]	23,843	18,985
Turkey (Republic of) 11.50% 2012	$6,000	7,185
Turkey (Republic of) 16.00% 2012[1]	TRY3,000	2,198
Turkey (Republic of) 7.00% 2016	$15,000	15,431
Turkey (Republic of) 6.75% 2018[1]	1,200	1,189
Argentina (Republic of) 1.933% 2012[1,7,8]	18,700	10,045
Argentina (Republic of) 2.00% 2014[1,6,7]	ARS 13,802	2,796
Argentina (Republic of) 5.83% 2033[1,6,7,9]	233,679	43,143
Argentina (Republic of) GDP-Linked 2035	335,653	9,666
Argentina (Republic of) 0.63% 2038[1,6,7]	76,679	5,090
Russian Federation 8.25% 2010[7]	$21,957	23,016
Russian Federation 8.25% 2010[2,7]	2,510	2,631
Russian Federation 7.50% 2030[2,7]	30,350	34,827
Russian Federation 7.50% 2030[7]	2,955	3,391
Peru (Republic of) 8.375% 2016	38,900	47,341
Peru (Republic of) 7.35% 2025	6,550	7,680
Peru (Republic of) 6.55% 2037	5,042	5,307
Philippines (Republic of) 8.375% 2009	8,335	8,752
Philippines (Republic of) 8.25% 2014	6,505	7,472
Philippines (Republic of) 9.375% 2017	4,000	5,015
Philippines (Republic of) 9.875% 2019	10,800	13,932
Philippines (Republic of) 7.75% 2031	18,670	21,144
Panama (Republic of) Global 9.625% 2011	1,611	1,833
Panama (Republic of) Global 9.375% 2012	6,527	7,653
Panama (Republic of) Global 7.125% 2026	7,300	8,103
Panama (Republic of) Global 8.875% 2027	2,775	3,621
Panama (Republic of) Global 9.375% 2029	3,260	4,417
Panama (Republic of) Global 6.70% 2036[7]	14,904	15,537
Malaysian Government 3.756% 2011	MYR70,145	22,409
Malaysian Government 3.833% 2011	31,625	10,130
Dominican Republic 9.50% 2011[7]	$2,421	2,560
Dominican Republic 9.04% 2018[7]	3,935	4,269
Dominican Republic 8.625% 2027[2,7]	19,900	21,293
Egypt (Arab Republic of) Treasury Bill 0% 2008[1]	EGP31,100	5,772
Egypt (Arab Republic of) 9.35% 2010[1]	2,385	450
Egypt (Arab Republic of) 8.60% 2011[1]	7,605	1,408
Egypt (Arab Republic of) 8.75% 2012	56,350	10,586
Egypt (Arab Republic of) 11.625% 2014[1]	21,000	4,337
Polish Government 5.25% 2013	PLN23,700	10,332
South Africa (Republic of), Series 197, 5.50% 2023[1,6]	ZAR50,912	9,631
Venezuela (Republic of) Global 8.50% 2014	$405	381
Venezuela (Republic of) Global 9.25% 2027	1,275	1,163
		920,878

ENERGY — 0.14%
Pemex Project Funding Master Trust 6.625% 2035	15,000	15,701
Gaz Capital SA 6.51% 2022[2]	11,990	11,001
		26,702

MATERIALS — 0.13%
C10 Capital (SPV) Ltd. 6.722% (undated)[2,8]	9,850	8,836
Vale Overseas Ltd. 6.25% 2017	8,000	8,220
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,433
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,965	4,391
		23,880

UTILITIES — 0.10%
AES Panamá, SA 6.35% 2016[2]	10,400	10,235
Enersis SA 7.375% 2014	4,550	4,903
AES Gener SA 7.50% 2014	3,000	3,154
		18,292

FINANCIALS — 0.04%
Kazkommerts International BV 7.875% 2014	7,000	5,915
Kazkommerts International BV 8.00% 2015	3,000	2,415
		8,330

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 2014[2]	6,955	6,642

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	3,200	3,352

Total bonds & notes (cost: $925,185,000)		1,008,076

Short-term securities — 13.29%

Federal Home Loan Bank 2.06%–2.40% due 5/14–8/29/2008	272,645	271,879
GlaxoSmithKline Finance PLC 2.18%–2.30% due 5/23–6/26/2008[2]	165,100	164,590
Freddie Mac 2.065%–2.20% due 7/14–9/16/2008	152,575	151,595
BASF AG 2.77%–2.78% due 5/9–6/2/2008[2]	125,000	124,732
Swedish Export Credit Corp. 2.77%–2.80% due 5/20–5/22/2008	120,700	120,514
Electricité de France 2.27%–2.30% due 5/6–6/9/2008[2]	115,500	115,345
CBA (Delaware) Finance Inc. 2.62%–2.98% due 5/1–6/16/2008	106,900	106,634
Eksportfinans ASA 2.23%–2.85% due 5/13–7/9/2008[2]	101,650	101,332
Danske Corp. due 2.65%–2.69% 5/13–5/28/2008[2]	97,000	96,847
Siemens Capital Co. LLC 2.11%–2.83% due 5/5–7/25/2008[2]	90,000	89,643
Total Capital SA 2.21%–2.22% due 6/27–6/30/2008[2]	76,000	75,637
Rabobank Nederland NV 2.91% due 5/5/2008	40,000	39,999
Rabobank USA Financial Corp. 2.57% due 5/30/2008	35,300	35,224
JPMorgan Chase & Co. 2.48%–2.94% due 5/27–6/23/2008	69,000	68,748
ING (U.S.) Funding LLC 2.64%–2.79% due 6/11–7/3/2008	67,200	66,914
Fannie Mae 2.07% due 7/31/2008	67,000	66,693
Westpac Banking Corp. 2.66%–2.97% due 5/2–7/31/2008[2]	63,700	63,544
AT&T Inc. 2.17%–2.18% due 6/12–6/27/2008[2]	60,400	60,171
HSBC USA Inc. 2.65%–2.81% due 6/19–6/20/2008	58,000	57,768
Edison Asset Securitization LLC 2.51% due 6/18/2008[2]	30,500	30,370
General Electric Capital Services, Inc. 2.53% due 7/15/2008	26,400	26,239
American Honda Finance Corp. 2.12%–2.20% due 5/29–7/2/2008	56,000	55,851
BMW U.S. Capital LLC 2.12% due 5/22–6/3/2008[2]	50,000	49,903
BNP Paribas Finance Inc. 2.67% due 6/6/2008	49,700	49,563
ANZ National (International) Ltd. 2.52% due 6/12/2008[2]	27,700	27,609
Australia & New Zealand Banking Group, Ltd. 2.60% due 6/12/2008[2]	20,000	19,938
Nestlé Finance International Ltd 2.25%–2.83% due 5/9–6/17/2008	41,555	41,443
Canadian Imperial Holdings Inc. 2.55% due 5/21/2008	36,200	36,145
Sheffield Receivables Corp. 2.80% due 5/19/2008[2]	35,400	35,348
National Australia Funding (Delaware) Inc. 2.32% due 5/23/2008[2]	29,800	29,756
Société Générale 2.90% due 5/12/2008	25,000	25,000
Toronto-Dominion Holdings USA Inc. 2.535% due 6/9/2008[2]	25,000	24,924
European Investment Bank 2.09% due 7/1/2008	25,000	24,877
Royal Bank of Scotland Group PLC 2.95%–2.96% due 5/6–5/8/2008	24,600	24,586
U.S. Treasury Bills 3.15% due 5/1/2008	23,800	23,799
KfW 2.14% due 6/23/2008[2]	23,400	23,298
Old Line Funding, LLC 2.91% due 6/5/2008[2]	17,900	17,846
Bank of America Corp. 2.46% due 5/28/2008	16,000	15,966
AstraZeneca PLC 2.86% due 6/27/2008[2]	15,700	15,626
Svenska Handelsbanken Inc. 2.68% due 5/19/2008	11,070	11,055
Toyota Motor Credit Corp. 2.50% due 5/19/2008	10,000	9,987
Unilever Capital Corp. 2.22% due 6/4/2008[2]	9,500	9,479

Total short-term securities (cost: $2,506,700,000)		2,506,417

Total investment securities (cost: $14,405,028,000)		18,860,778
Other assets less liabilities		(2,737)

Net assets		$18,858,041
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
  was $11,653,604,000, which represented 61.80% of the net assets of the fund.
2 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,510,512,000, which represented 8.01%
  of the net assets of the fund.
3 Security did not produce income during the last 12 months.
4 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Aricom PLC	5/11/2007	$38,481	$47,070	.25%
Aricom PLC, warrants	5/11/2007	3,143	4,284	.02
Niko Resources Ltd.	2/1–7/23/2007	38,291	44,732	.24
Euronet Worldwide Inc.	3/8/2007	26,375	18,652	.10

Total restricted securities		$106,290	$114,738	.61%

5 Represents an affiliated company as defined under the Investment Company Act of 1940.
6 Index-linked bond whose principal amount moves with a government retail price index.
7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8 Coupon rate may change periodically.
9 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-936-0608O-S10843

Summary investment portfolio, April 30, 2008
unaudited
The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)

Financials	15.97%
Telecommunication services	10.45
Materials	8.86
Energy	8.01
Consumer staples	7.86
Other industries	30.20
Bonds & notes	5.35
Rights & warrants	0.02
Short-term securities & other assets less liabilities	13.28
[end pie chart]

Country diversification	(percent of net assets)

Brazil	10.2%
Eurozone	9.5
Russia	8.3
United States	4.6
India	4.0
Mexico	4.0
United Kingdom	4.0
South Africa	3.2
Israel	3.1
Philippines	2.7
Turkey	2.5
Hong Kong	2.5
Switzerland	2.5
Indonesia	2.5
Other countries	23.1
Short-term securities & other assets less liabilities	13.3

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 81.35%		(000)	assets

Financials - 15.97%
Banco Santander, SA (1)	8,622,014	$ 185,983.99%
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	182,193.97
ICICI Bank Ltd. (1)	7,775,600	168,627
ICICI Bank Ltd. (ADR)	102,400	4,566.92
Itaúsa - Investimentos Itaú SA, preferred nominative	23,463,306	154,614.82
Unibanco-União de Bancos Brasileiros SA, units (GDR)	690,000	100,333
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	29,813.69
Banco Itaú Holding Financeira SA, preferred nominative	4,236,500	120,923.64
Banco do Brasil SA, ordinary nominative	6,640,500	115,491.61
Banco Bradesco SA, preferred nominative	4,866,357	111,870.59
Banco Bilbao Vizcaya Argentaria, SA (1)	4,836,600	110,708.59
Sberbank (Savings Bank of the Russian Federation) (GDR) (1)	301,300	110,568.59
Bancolombia SA (ADR)	2,658,984	106,147.56
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B	16,835,000	101,312.54
Other securities		1,408,440	7.46
		3,011,588	15.97

Telecommunication services - 10.45%
MTN Group Ltd. (1)	14,209,649	269,696	1.43
América Móvil, SAB de CV, Series L (ADR)	4,085,100	236,772	1.26
Telekomunikacja Polska SA (1)	18,303,900	183,995.98
Philippine Long Distance Telephone Co. (1)	2,321,160	141,822
Philippine Long Distance Telephone Co. (ADR)	338,340	20,673.86
Telenor ASA (1)	6,908,600	138,458.73
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	126,345,000	121,829.65
Vodafone Group PLC (1)	33,110,000	104,450.55
Other securities		752,896	3.99
		1,970,591	10.45

Materials - 8.86%
JSC Uralkali (GDR) (1) (2)	8,645,200	460,013
JSC Uralkali (GDR) (1) (2) (3)	1,206,545	64,201	2.78
Israel Chemicals Ltd. (1)	13,991,927	255,766	1.36
Linde AG (1)	892,146	130,335.69
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	110,019.58
Other securities		651,339	3.45
		1,671,673	8.86

Energy - 8.01%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	1,760,600	213,772
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	463,784	46,889	1.38
OAO Gazprom (ADR) (1)	4,793,000	254,469	1.34
OAO LUKOIL (ADR) (1)	1,390,000	125,204.67
Oil & Natural Gas Corp. Ltd. (1)	4,850,889	124,280.66
Oil and Gas Development Co. Ltd. (1)	58,638,760	121,879.65
Saipem SpA, Class S (1)	2,290,000	99,835.53
Other securities		523,442	2.78
		1,509,770	8.01

Consumer staples - 7.86%
Nestlé SA (1)	436,645	208,288	1.10
Tesco PLC (1)	18,172,190	153,192.81
IOI Corp. Bhd. (1)	64,919,500	150,190.80
Other securities		969,737	5.15
		1,481,407	7.86

Industrials - 7.63%
Murray & Roberts Holdings Ltd. (1)	15,555,000	181,290.96
Airports of Thailand PCL (1)	65,300,000	113,852.60
Other securities		1,144,374	6.07
		1,439,516	7.63

Consumer discretionary - 5.55%
Toyota Motor Corp. (1)	2,034,000	103,084.55
Other securities		942,686	5.00
		1,045,770	5.55

Health care - 5.29%
Novo Nordisk A/S, Class B (1)	4,468,800	306,498	1.62
OJSC Pharmstandard (GDR) (1) (2)	6,582,550	163,794
OJSC Pharmstandard (GDR) (1) (2) (3)	392,700	9,772.92
Krka, dd, Novo mesto (1)	910,700	135,281.72
Teva Pharmaceutical Industries Ltd. (ADR)	2,553,179	119,438.63
Other securities		263,808	1.40
		998,591	5.29

Information technology - 4.73%
Samsung Electronics Co., Ltd. (1)	197,391	140,131.74
Nokia Corp. (1)	3,458,200	103,774
Nokia Corp. (ADR)	1,186,000	35,663.74
Kingboard Chemical Holdings Ltd. (1)	24,245,840	115,064.61
Other securities		496,977	2.64
		891,609	4.73

Utilities - 2.08%
Other securities		392,862	2.08

Miscellaneous - 4.92%
Other common stocks in initial period of acquisition		928,286	4.92

Total common stocks (cost: $10,970,000,000)		15,341,663	81.35

		Market	Percent
		value	of net
Rights & warrants - 0.02%		(000)	assets

Materials - 0.02%
Other securities		$ 4,284.02%

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		338.00

Total rights & warrants (cost: $3,143,000)		4,622.02

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 5.35%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 4.88%

Brazil (Federal Republic of) Global:
6.00%-11.00% 2010-2040 (4)	$ 92,995	116,807
12.50% 2016	BRL 14,400	9,012
Brazil (Federal Republic of) 10.00% 2017 (1)	13,500	6,703
Brazilian Treasury Bill 6.00% 2010-2045 (1) (5)	113,956	64,674	1.05
Other securities		723,682	3.83
		920,878	4.88
Other - 0.47%
Gaz Capital SA 6.51% 2022 (3)	$ 11,990	11,001.06
Other securities		76,197.41
		87,198.47

Total bonds & notes (cost: $925,185,000)		1,008,076	5.35

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 13.29%	(000)	(000)	assets

Federal Home Loan Bank 2.06%-2.40% due 5/14-8/29/2008	272,645	$ 271,879	1.44%
GlaxoSmithKline Finance PLC 2.18%-2.30% due 5/23-6/26/2008 (3)	165,100	164,590.87
Freddie Mac 2.065%-2.20% due 7/14-9/16/2008	152,575	151,595.80
BASF AG 2.77%-2.78% due 5/9-6/2/2008 (3)	125,000	124,732.66
Swedish Export Credit Corp. 2.77%-2.80% due 5/20-5/22/2008	120,700	120,514.64
Electricité de France 2.27%-2.30% due 5/6-6/9/2008 (3)	115,500	115,345.61
CBA (Delaware) Finance Inc. 2.62%-2.98% due 5/1-6/16/2008	106,900	106,634.57
Eksportfinans ASA 2.23%-2.85% due 5/13-7/9/2008 (3)	101,650	101,332.54
Nestlé Finance International Ltd. 2.25%-2.83% due 5/9-6/17/2008	41,555	41,443.22
Other securities		1,308,353	6.94
		2,506,417	13.29

Total short-term securities (cost: $2,506,700,000)		2,506,417	13.29

Total investment securities (cost: $14,405,028,000)		18,860,778	100.01
Other assets less liabilities		(2,737)	(0.01)

Net assets		$18,858,041	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the six months ended April 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 4/30/2008 (000)

Kuoni Reisen Holding AG, Class B (1)	147,683	6,150	-	153,833	$2,217	$88,672
Sterling Energy PLC (1) (2)	91,242,000	-	-	91,242,000	-	16,573
					$2,217	$105,245

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $11,653,604,000, which represented 61.80% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,510,512,000, which represented 8.01% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements
unaudited

Statement of assets and liabilities
at April 30, 2008	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $14,300,758)	$18,755,533
Affiliated issuers (cost: $104,270)	105,245	$18,860,778
Cash denominated in currencies other than U.S. dollars
(cost: $2,623)		2,620
Cash		4,067
Receivables for:
Sales of investments	10,277
Sales of fund's shares	49,610
Dividends and interest	56,087	115,974
		18,983,439
Liabilities:
Payables for:
Purchases of investments	89,665
Repurchases of fund's shares	15,429
Investment advisory services	7,656
Services provided by affiliates	8,691
Directors' deferred compensation	1,739
Other	2,218	125,398
Net assets at April 30, 2008		$18,858,041

Net assets consist of:
Capital paid in on shares of capital stock		$13,504,929
Undistributed net investment income		38,554
Undistributed net realized gain		860,323
Net unrealized appreciation		4,454,235
Net assets at April 30, 2008		$18,858,041

Total authorized capital stock - 500,000 shares, $.01 par value (329,356 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$13,887,038	241,653	$57.47
Class B	584,677	10,390	56.27
Class C	1,058,554	19,024	55.64
Class F	1,317,120	23,064	57.11
Class 529-A	387,485	6,777	57.18
Class 529-B	44,359	792	55.99
Class 529-C	94,202	1,683	55.97
Class 529-E	20,040	353	56.77
Class 529-F	15,255	267	57.21
Class R-1	24,682	442	55.86
Class R-2	264,695	4,731	55.95
Class R-3	248,679	4,371	56.89
Class R-4	125,291	2,183	57.38
Class R-5	785,964	13,626	57.68
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $60.98 and $60.67, respectively.

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended April 30, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $17,769; also includes
$2,217 from affiliates)	$186,232
Interest	79,887	$266,119

Fees and expenses(*):
Investment advisory services	50,418
Distribution services	27,239
Transfer agent services	8,781
Administrative services	3,447
Reports to shareholders	436
Registration statement and prospectus	656
Postage, stationery and supplies	921
Directors' compensation	119
Auditing and legal	23
Custodian	4,343
State and local taxes	263
Other	101
Total fees and expenses before reimbursements/waivers	96,747
Less reimbursements/waivers of fees and expenses:
Investment advisory services	5,058
Administrative services	3
Total fees and expenses after reimbursements/waivers		91,686
Net investment income		174,433

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments	865,112
Currency transactions	(4,623)	860,489
Net unrealized (depreciation) appreciation on:
Investments	(2,089,686)
Currency translations	5,998	(2,083,688)
Net realized gain and
unrealized depreciation
on investments and currency		(1,223,199)
Net decrease in net assets resulting
from operations		$(1,048,766)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Six months	Year ended
	ended April 30,	October 31,
	2008 *	2007
Operations:
Net investment income	$174,433	$247,444
Net realized gain on investments and
currency transactions	860,489	1,181,462
Net unrealized (depreciation) appreciation
on investments and currency translations	(2,083,688)	4,082,132
Net (decrease) increase in net assets
resulting from operations	(1,048,766)	5,511,038

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gain	(328,514)	(196,066)
Distributions from net realized gain
on investments	(1,087,403)	(495,754)
Total dividends and distributions paid
to shareholders	(1,415,917)	(691,820)

Net capital share transactions	2,801,055	3,508,625

Total increase in net assets	336,372	8,327,843

Net assets:
Beginning of period	18,521,669	10,193,826
End of period (including undistributed
net investment income: $38,554 and $192,630, respectively)	$18,858,041	$18,521,669

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
                                                                                                        unaudited

1.	Organization and significant accounting policies

Organization – New World Fund, Inc. (“the fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended April 30, 2008, non-U.S. taxes paid on realized gains were $2,310,000. As of April 30, 2008, non-U.S. taxes provided on unrealized gains were $1,613,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by tax authorities outside the U.S. for tax years before 2001.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; non-U.S. taxes on capital gains; and income on certain investments.  The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2007, the fund had tax basis undistributed ordinary income of $371,732,000 and undistributed long-term capital gain of $1,003,661,000.

During the six months ended April 30, 2008, the fund reclassified $165,000 from undistributed net realized gain to capital paid in on shares of capital stock; and $5,000 from capital paid in on shares of capital stock to undistributed net investment income to align financial reporting with tax reporting.

As of April 30, 2008, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$4,781,574
Gross unrealized depreciation on investment securities	(429,841)
Net unrealized appreciation on investment securities	4,351,733
Cost of investment securities	14,509,045

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2008			Year ended October 31, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$312,709	$741,252	$1,053,961	$194,313	$336,044	$530,357
Class B	10,058	32,371	42,429	6,145	14,597	20,742
Class C	18,038	57,858	75,896	10,086	23,985	34,071
Class F	29,971	70,628	100,599	17,063	29,494	46,557
Class 529-A	8,118	19,475	27,593	4,413	7,645	12,058
Class 529-B	702	2,334	3,036	399	981	1,380
Class 529-C	1,476	4,861	6,337	809	1,934	2,743
Class 529-E	393	1,061	1,454	224	436	660
Class 529-F	358	809	1,167	196	326	522
Class R-1	485	1,464	1,949	215	481	696
Class R-2	4,350	13,676	18,026	2,214	5,035	7,249
Class R-3	4,837	12,797	17,634	2,341	4,565	6,906
Class R-4	2,444	5,789	8,233	1,123	1,928	3,051
Class R-5	18,177	39,426	57,603	9,587	15,241	24,828
Total	$412,116	$1,003,801	$1,415,917	$249,128	$442,692	$691,820

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ® ("AFS"), the fund’s transfer agent, and American Funds Distributors, ® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.510% on such assets in excess of $10.5 billion. The board of directors approved an amended agreement effective January 1, 2008, decreasing the annual rate on net assets in excess of $17 billion from a rate of 0.510% to a rate of 0.500%. To the extent the fund’s net assets exceeded this level prior to the effective date of the amendment, CRMC reduced its total investment advisory services fees consistent with this amended rate. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the six months ended April 30, 2008, total investment advisory services fees waived by CRMC were $5,058,000. As a result, the fee shown on the accompanying financial statements of $50,418,000, which was equivalent to an annualized rate of 0.566%, was reduced to $45,360,000, or 0.509% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2008, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the six months ended April 30, 2008, the total administrative services fees paid by CRMC were $3,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the six months ended April 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$15,134	$8,411	Not applicable	Not applicable	Not applicable
Class B	2,805	370	Not applicable	Not applicable	Not applicable
Class C	4,997	Included in administrative services	$750	$108	Not applicable
Class F	1,543		705	95	Not applicable
Class 529-A	334		182	26	$178
Class 529-B	206		21	6	21
Class 529-C	433		44	11	43
Class 529-E	47		10	1	10
Class 529-F	-		8	1	7
Class R-1	123		12	10	Not applicable
Class R-2	905		169	339	Not applicable
Class R-3	576		159	99	Not applicable
Class R-4	136		74	6	Not applicable
Class R-5	Not applicable		345	7	Not applicable
Total	$27,239	$8,781	$2,479	$709	$259

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $119,000, shown on the accompanying financial statements, includes $145,000 in current fees (either paid in cash or deferred) and a net decrease of $26,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended April 30, 2008
Class A	$2,086,273	36,060	$1,013,626	16,860	$(1,138,162)	(19,934)	$1,961,737	32,986
Class B	88,388	1,559	41,122	696	(54,477)	(980)	75,033	1,275
Class C	190,074	3,385	73,396	1,257	(99,430)	(1,802)	164,040	2,840
Class F	301,954	5,262	89,450	1,497	(189,619)	(3,355)	201,785	3,404
Class 529-A	67,305	1,168	27,590	461	(14,725)	(257)	80,170	1,372
Class 529-B	6,346	112	3,036	52	(1,317)	(24)	8,065	140
Class 529-C	17,774	314	6,337	108	(4,812)	(86)	19,299	336
Class 529-E	2,816	49	1,454	25	(1,052)	(19)	3,218	55
Class 529-F	2,333	40	1,167	20	(1,051)	(18)	2,449	42
Class R-1	10,329	182	1,924	33	(8,929)	(163)	3,324	52
Class R-2	72,291	1,291	17,987	306	(37,768)	(677)	52,510	920
Class R-3	81,978	1,427	17,602	295	(57,431)	(998)	42,149	724
Class R-4	40,087	704	8,233	137	(16,596)	(290)	31,724	551
Class R-5	152,775	2,635	56,095	930	(53,318)	(940)	155,552	2,625
Total net increase
(decrease)	$3,120,723	54,188	$1,359,019	22,677	$(1,678,687)	(29,543)	$2,801,055	47,322

Year ended October 31, 2007
Class A	$3,284,105	61,504	$511,085	10,712	$(1,450,417)	(27,429)	$2,344,773	44,787
Class B	138,889	2,656	20,095	428	(57,072)	(1,100)	101,912	1,984
Class C	330,463	6,351	32,906	707	(122,951)	(2,391)	240,418	4,667
Class F	437,635	8,168	41,730	879	(191,717)	(3,611)	287,648	5,436
Class 529-A	98,356	1,865	12,057	254	(17,594)	(332)	92,819	1,787
Class 529-B	9,074	174	1,380	29	(1,414)	(27)	9,040	176
Class 529-C	24,024	464	2,743	59	(4,774)	(92)	21,993	431
Class 529-E	5,465	104	660	14	(1,405)	(26)	4,720	92
Class 529-F	4,086	77	520	11	(1,542)	(30)	3,064	58
Class R-1	18,439	343	686	15	(9,977)	(195)	9,148	163
Class R-2	111,446	2,139	7,235	155	(44,755)	(860)	73,926	1,434
Class R-3	129,599	2,427	6,895	145	(54,743)	(1,040)	81,751	1,532
Class R-4	56,947	1,061	3,051	64	(19,344)	(366)	40,654	759
Class R-5	229,691	4,241	24,330	509	(57,262)	(1,089)	196,759	3,661
Total net increase
(decrease)	$4,878,219	91,574	$665,373	13,981	$(2,034,967)	(38,588)	$3,508,625	66,967

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,267,490,000 and $2,558,724,000, respectively, during the six months ended April 30, 2008.

Financial highlights(1)

			(Loss) income from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements /waivers		Ratio of expenses to average net assets after reimbursements/ waivers (4)		Ratio of net income to average net assets (4)
Class A:
Six months ended 4/30/2008	(5)	$65.91	$.59	$(4.06)	$(3.47)	$(1.18)	$(3.79)	$(4.97)	$57.47	(5.60)%	$13,887		1.00%	(6)	.94%	(6)	2.04%	(6)
Year ended 10/31/2007		47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752		1.02		.96		1.92
Year ended 10/31/2006		36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791		1.06		1.00		2.19
Year ended 10/31/2005		29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195		1.18		1.12		2.00
Year ended 10/31/2004		25.60	.47	4.20	4.67	(.59)	-	(.59)	29.68	18.51	2,212		1.23		1.22		1.68
Year ended 10/31/2003		18.90	.39	6.56	6.95	(.25)	-	(.25)	25.60	37.19	1,528		1.31		1.31		1.86
Class B:
Six months ended 4/30/2008	(5)	64.48	.36	(3.99)	(3.63)	(.79)	(3.79)	(4.58)	56.27	(5.96)	585		1.78	(6)	1.72	(6)	1.26	(6)
Year ended 10/31/2007		46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588		1.79		1.73		1.14
Year ended 10/31/2006		35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332		1.85		1.79		1.40
Year ended 10/31/2005		29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170		1.94		1.88		1.24
Year ended 10/31/2004		25.29	.25	4.14	4.39	(.45)	-	(.45)	29.23	17.58	89		2.01		2.00		.91
Year ended 10/31/2003		18.69	.22	6.50	6.72	(.12)	-	(.12)	25.29	36.12	52		2.10		2.10		1.05
Class C:
Six months ended 4/30/2008	(5)	63.83	.34	(3.94)	(3.60)	(.80)	(3.79)	(4.59)	55.64	(5.99)	1,059		1.82	(6)	1.76	(6)	1.23	(6)
Year ended 10/31/2007		46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033		1.83		1.78		1.10
Year ended 10/31/2006		35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532		1.89		1.83		1.36
Year ended 10/31/2005		29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246		1.98		1.92		1.21
Year ended 10/31/2004		25.18	.24	4.11	4.35	(.50)	-	(.50)	29.03	17.53	96		2.04		2.03		.89
Year ended 10/31/2003		18.66	.21	6.48	6.69	(.17)	-	(.17)	25.18	36.10	39		2.12		2.12		.99
Class F:
Six months ended 4/30/2008	(5)	65.54	.58	(4.03)	(3.45)	(1.19)	(3.79)	(4.98)	57.11	(5.60)	1,317		1.02	(6)	.96	(6)	2.03	(6)
Year ended 10/31/2007		47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289		1.02		.96		1.91
Year ended 10/31/2006		36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673		1.07		1.01		2.18
Year ended 10/31/2005		29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336		1.19		1.14		1.98
Year ended 10/31/2004		25.52	.46	4.17	4.63	(.61)	-	(.61)	29.54	18.44	162		1.27		1.26		1.65
Year ended 10/31/2003		18.88	.38	6.54	6.92	(.28)	-	(.28)	25.52	37.10	71		1.35		1.35		1.77
Class 529-A:
Six months ended 4/30/2008	(5)	65.60	.58	(4.04)	(3.46)	(1.17)	(3.79)	(4.96)	57.18	(5.62)	387		1.05	(6)	.99	(6)	2.02	(6)
Year ended 10/31/2007		47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355		1.07		1.01		1.87
Year ended 10/31/2006		36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171		1.09		1.03		2.15
Year ended 10/31/2005		29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76		1.21		1.15		1.97
Year ended 10/31/2004		25.56	.46	4.18	4.64	(.61)	-	(.61)	29.59	18.43	31		1.27		1.26		1.65
Year ended 10/31/2003		18.89	.40	6.54	6.94	(.27)	-	(.27)	25.56	37.18	13		1.30		1.30		1.87
Class 529-B:
Six months ended 4/30/2008	(5)	64.17	.33	(3.96)	(3.63)	(.76)	(3.79)	(4.55)	55.99	(6.00)	44		1.88	(6)	1.82	(6)	1.18	(6)
Year ended 10/31/2007		46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42		1.90		1.84		1.03
Year ended 10/31/2006		35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22		1.97		1.90		1.28
Year ended 10/31/2005		29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11		2.09		2.04		1.09
Year ended 10/31/2004		25.25	.20	4.14	4.34	(.44)	-	(.44)	29.15	17.41	6		2.17		2.17		.74
Year ended 10/31/2003		18.79	.19	6.48	6.67	(.21)	-	(.21)	25.25	35.86	3		2.27		2.27		.89
Class 529-C:
Six months ended 4/30/2008	(5)	64.17	.33	(3.97)	(3.64)	(.77)	(3.79)	(4.56)	55.97	(6.02)	94		1.87	(6)	1.81	(6)	1.19	(6)
Year ended 10/31/2007		46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86		1.90		1.84		1.04
Year ended 10/31/2006		35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43		1.96		1.89		1.29
Year ended 10/31/2005		29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20		2.08		2.02		1.11
Year ended 10/31/2004		25.28	.21	4.14	4.35	(.46)	-	(.46)	29.17	17.43	8		2.16		2.15		.76
Year ended 10/31/2003		18.79	.19	6.50	6.69	(.20)	-	(.20)	25.28	35.90	4		2.24		2.24		.90
Class 529-E:
Six months ended 4/30/2008	(5)	65.10	.48	(4.02)	(3.54)	(1.00)	(3.79)	(4.79)	56.77	(5.78)	20		1.36	(6)	1.30	(6)	1.69	(6)
Year ended 10/31/2007		47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19		1.39		1.33		1.55
Year ended 10/31/2006		36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10		1.43		1.37		1.82
Year ended 10/31/2005		29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4		1.55		1.49		1.65
Year ended 10/31/2004		25.46	.36	4.18	4.54	(.54)	-	(.54)	29.46	18.07	2		1.62		1.61		1.31
Year ended 10/31/2003		18.86	.31	6.53	6.84	(.24)	-	(.24)	25.46	36.64	1		1.69		1.69		1.47

Class 529-F:
Six months ended 4/30/2008	(5)	$65.66	$.63	$(4.04)	$(3.41)	$(1.25)	$(3.79)	$(5.04)	$57.21	(5.53)%	$15.86%			(6)	.80%	(6)	2.18%	(6)
Year ended 10/31/2007		47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15.89				.83		2.05
Year ended 10/31/2006		36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8.93				.87		2.31
Year ended 10/31/2005		29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4		1.17		1.11		2.02
Year ended 10/31/2004		25.54	.43	4.18	4.61	(.62)	-	(.62)	29.53	18.33	2		1.37		1.36		1.54
Year ended 10/31/2003		18.90	.39	6.52	6.91	(.27)	-	(.27)	25.54	37.01	1		1.43		1.43		1.74
Class R-1:
Six months ended 4/30/2008	(5)	64.12	.33	(3.93)	(3.60)	(.87)	(3.79)	(4.66)	55.86	(5.97)	25		1.81	(6)	1.76	(6)	1.16	(6)
Year ended 10/31/2007		46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25		1.86		1.79		1.11
Year ended 10/31/2006		35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11		1.93		1.83		1.35
Year ended 10/31/2005		29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3		2.06		1.92		1.19
Year ended 10/31/2004		25.33	.25	4.14	4.39	(.50)	-	(.50)	29.22	17.57	2		2.16		2.04		.92
Year ended 10/31/2003		18.85	.23	6.50	6.73	(.25)	-	(.25)	25.33	36.07	-	(7)	2.84		2.10		1.05
Class R-2:
Six months ended 4/30/2008	(5)	64.18	.35	(3.97)	(3.62)	(.82)	(3.79)	(4.61)	55.95	(5.97)	265		1.81	(6)	1.75	(6)	1.26	(6)
Year ended 10/31/2007		46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245		1.90		1.76		1.12
Year ended 10/31/2006		35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110		2.05		1.80		1.38
Year ended 10/31/2005		29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47		2.27		1.89		1.23
Year ended 10/31/2004		25.34	.25	4.14	4.39	(.52)	-	(.52)	29.21	17.58	17		2.57		2.00		.91
Year ended 10/31/2003		18.86	.22	6.51	6.73	(.25)	-	(.25)	25.34	36.09	6		2.69		2.06		.98
Class R-3:
Six months ended 4/30/2008	(5)	65.24	.49	(4.02)	(3.53)	(1.03)	(3.79)	(4.82)	56.89	(5.76)	249		1.36	(6)	1.31	(6)	1.70	(6)
Year ended 10/31/2007		47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238		1.39		1.33		1.55
Year ended 10/31/2006		36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100		1.49		1.42		1.75
Year ended 10/31/2005		29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41		1.60		1.51		1.62
Year ended 10/31/2004		25.56	.36	4.18	4.54	(.57)	-	(.57)	29.53	18.03	16		1.70		1.62		1.30
Year ended 10/31/2003		18.96	.30	6.56	6.86	(.26)	-	(.26)	25.56	36.63	6		1.84		1.68		1.37
Class R-4:
Six months ended 4/30/2008	(5)	65.83	.59	(4.07)	(3.48)	(1.18)	(3.79)	(4.97)	57.38	(5.62)	125		1.04	(6)	.98	(6)	2.06	(6)
Year ended 10/31/2007		47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107		1.06		1.00		1.88
Year ended 10/31/2006		36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41		1.11		1.05		2.12
Year ended 10/31/2005		29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14		1.21		1.15		1.98
Year ended 10/31/2004		25.68	.47	4.20	4.67	(.63)	-	(.63)	29.72	18.48	3		1.29		1.27		1.66
Year ended 10/31/2003		18.90	.39	6.57	6.96	(.18)	-	(.18)	25.68	37.14	1		1.43		1.33		1.79
Class R-5:
Six months ended 4/30/2008	(5)	66.19	.67	(4.07)	(3.40)	(1.32)	(3.79)	(5.11)	57.68	(5.47)	786.74			(6)	.68	(6)	2.33	(6)
Year ended 10/31/2007		47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728.76				.70		2.17
Year ended 10/31/2006		36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350.81				.75		2.44
Year ended 10/31/2005		29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187.89				.84		2.28
Year ended 10/31/2004		25.66	.55	4.20	4.75	(.65)	-	(.65)	29.76	18.83	87.95				.94		1.96
Year ended 10/31/2003		18.93	.46	6.57	7.03	(.30)	-	(.30)	25.66	37.60	45		1.01		1.01		2.15

	Six months ended
	April 30,	Year ended October 31
	2008(5)	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	16%	31%	30%	26%	20%	30%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5) Unaudited.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2007, through April 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2007	Ending account value 4/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$944.00	$4.54	.94%
Class A -- assumed 5% return	1,000.00	1,020.19	4.72	.94
Class B -- actual return	1,000.00	940.38	8.30	1.72
Class B -- assumed 5% return	1,000.00	1,016.31	8.62	1.72
Class C -- actual return	1,000.00	940.09	8.49	1.76
Class C -- assumed 5% return	1,000.00	1,016.11	8.82	1.76
Class F -- actual return	1,000.00	943.97	4.64	.96
Class F -- assumed 5% return	1,000.00	1,020.09	4.82	.96
Class 529-A -- actual return	1,000.00	943.76	4.78	.99
Class 529-A -- assumed 5% return	1,000.00	1,019.94	4.97	.99
Class 529-B -- actual return	1,000.00	940.02	8.78	1.82
Class 529-B -- assumed 5% return	1,000.00	1,015.81	9.12	1.82
Class 529-C -- actual return	1,000.00	939.85	8.73	1.81
Class 529-C -- assumed 5% return	1,000.00	1,015.86	9.07	1.81
Class 529-E -- actual return	1,000.00	942.21	6.28	1.30
Class 529-E -- assumed 5% return	1,000.00	1,018.40	6.52	1.30
Class 529-F -- actual return	1,000.00	944.71	3.87	.80
Class 529-F -- assumed 5% return	1,000.00	1,020.89	4.02	.80
Class R-1 -- actual return	1,000.00	940.29	8.49	1.76
Class R-1 -- assumed 5% return	1,000.00	1,016.11	8.82	1.76
Class R-2 -- actual return	1,000.00	940.30	8.44	1.75
Class R-2 -- assumed 5% return	1,000.00	1,016.16	8.77	1.75
Class R-3 -- actual return	1,000.00	942.44	6.33	1.31
Class R-3 -- assumed 5% return	1,000.00	1,018.35	6.57	1.31
Class R-4 -- actual return	1,000.00	943.84	4.74	.98
Class R-4 -- assumed 5% return	1,000.00	1,019.99	4.92	.98
Class R-5 -- actual return	1,000.00	945.26	3.29	.68
Class R-5 -- assumed 5% return	1,000.00	1,021.48	3.42	.68

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

[logo – American Funds®]

New World FundSM
Investment portfolio

October 31, 2007

Common stocks — 85.42%	Shares	Market value (000)

FINANCIALS — 17.36%
ICICI Bank Ltd.[1]	7,602,600	$246,122
ICICI Bank Ltd. (ADR)	102,400	7,111
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	190,384
Banco Santander, SA1	7,952,014	173,545
Itaúsa – Investimentos Itaú SA, preferred nominative	21,330,279	161,630
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	150,299
Unibanco-União de Bancos Brasileiros SA, units (GDR)	720,000	113,789
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	31,578
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B2	21,150,000	143,202
Erste Bank der oesterreichischen Sparkassen AG1	1,547,500	126,110
National Bank of Greece SA1	1,572,000	109,601
Bancolombia SA (ADR)	2,861,984	105,178
PT Bank Rakyat Indonesia (Persero) Tbk[1]	120,906,800	104,149
Housing Development Finance Corp. Ltd.[1]	1,419,360	101,034
JSC Halyk Bank of Kazakhstan (GDR)[1]	4,392,073	81,526
JSC Halyk Bank of Kazakhstan (GDR)[1,3]	884,600	16,420
Banco Itaú Holding Financeira SA, preferred nominative	3,290,600	93,670
EFG International[1]	1,845,000	86,552
Bank Muscat (SAOG) (GDR)[1]	5,108,157	81,731
Kasikornbank PCL, nonvoting depositary receipt[1]	23,220,000	61,707
Kasikornbank PCL[1]	2,500,000	6,662
Asya Katilim Bankasi AS, Class B1,2	7,900,000	67,530
Banco Bilbao Vizcaya Argentaria, SA1	2,336,600	59,028
Piraeus Bank SA1	1,449,523	58,271
Raiffeisen International Bank-Holding AG1	320,000	53,110
Raiffeisen International Bank Holding AG (Austria)[1]	26,666	4,426
FirstRand Ltd.[1]	14,295,000	56,988
PT Bank Mandiri (Persero) Tbk[1]	131,893,500	55,469
United Bank Ltd. (GDR)[1,2,3]	3,736,000	46,625
United Bank Ltd. (GDR) Reg S1,2	494,000	6,165
OTP Bank PLC[1]	947,000	51,383
Türkiye Is Bankasi AS, Class C1	5,500,000	37,968
JSC Kazkommertsbank (GDR)[1,2]	2,533,612	31,161
JSC Kazkommertsbank (GDR)[1,2,3]	424,000	5,215
Standard Bank Group Ltd.[1]	1,950,000	35,516
SM Prime Holdings, Inc.[1]	122,706,440	34,449
Kotak Mahindra Bank Ltd.[1]	1,300,000	33,715
Bank of the Philippine Islands[1]	20,161,632	30,642
Bank Pekao SA1	280,000	29,934
Allied Irish Banks, PLC[1]	1,192,000	29,903
Brascan Residential Properties SA, ordinary nominative	3,436,000	27,323
National Bank of Pakistan[1]	6,535,450	26,861
Türkiye Halk Bankasi AS1,2	3,080,000	26,284
Ayala Land, Inc.[1]	65,300,000	22,852
Bank Hapoalim BM1	4,028,000	22,243
Bank Leumi le-Israel BM1	4,300,000	20,651
China Life Insurance Co. Ltd., Class H1	2,875,000	19,370
Industrial and Commercial Bank of China Ltd., Class H1	18,500,000	17,676
Türkiye Garanti Bankasi AS1	1,848,000	17,164
MCB Bank Ltd.[1]	2,668,000	16,721
Shui On Land Ltd.[1]	11,000,000	15,289
Citigroup Inc.	320,000	13,408
Daegu Bank, Ltd.[1]	725,000	12,993
JSC Sistema-Hals (GDR)[1,2]	962,596	9,397
JSC Sistema-Hals (GDR)[1,2,3]	236,747	2,311
Orco Property Group SA1	55,000	8,692
IMMOFINANZ AG1	650,000	7,738
Siam Commercial Bank PCL[1]	1,648,000	4,628
Kookmin Bank[1]	47,000	3,883
		3,214,982

INDUSTRIALS — 10.12%
Murray & Roberts Holdings Ltd.[1]	15,815,000	243,265
Orascom Construction Industries Co. (GDR)[1]	996,487	183,984
Suzlon Energy Ltd.[1]	3,215,344	162,256
Airports of Thailand PCL[1]	65,300,000	117,831
STX Engine Co., Ltd.[1]	1,076,170	107,826
International Container Terminal Services, Inc.[1]	88,828,000	85,824
Wienerberger AG1	1,290,500	80,652
Schneider Electric SA1	579,050	79,878
Boart Longyear Ltd.[1,2]	32,700,000	78,541
Hyundai Engineering & Construction Co., Ltd.[1,2]	761,000	78,043
Siemens AG1	478,500	65,094
Enka Insaat ve Sanayi AS1	3,876,420	60,908
ABB Ltd[1]	1,820,000	54,997
Metso Oyj[1]	770,000	47,128
United Technologies Corp.	545,000	41,742
Thai Airways International PCL[1]	35,417,100	41,336
Caterpillar Inc.	517,000	38,573
Container Corp. of India Ltd.[1]	750,000	38,025
Chiyoda Corp.[1]	1,560,000	28,941
Doosan Heavy Industries and Construction Co., Ltd.[1]	144,000	27,053
Daelim Industrial Co., Ltd.[1]	105,916	23,360
Bidvest Group Ltd.[1]	1,100,000	23,333
KBR, Inc.[2]	537,001	23,027
SM Investments Corp.[1]	2,354,308	20,792
Italian-Thai Development PCL[1,2]	71,258,300	18,968
Asahi Glass Co., Ltd.[1]	1,225,000	16,863
Hopewell Holdings Ltd.[1]	3,152,000	16,312
Embraer – Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	300,000	14,631
GS Engineering & Construction Corp.[1]	67,750	14,313
Hopewell Highway Infrastructure Ltd.[1]	12,500,000	11,821
Atlas Copco AB, Class A1	650,000	10,861
Intertek Group PLC[1]	455,000	9,737
Daewoo Engineering & Construction Co., Ltd.[1]	314,800	9,132
		1,875,047

TELECOMMUNICATION SERVICES — 9.81%
América Móvil, SAB de CV, Series L (ADR)	4,085,100	267,125
MTN Group Ltd.[1]	12,359,649	241,945
Philippine Long Distance Telephone Co.[1]	2,321,160	160,162
Philippine Long Distance Telephone Co. (ADR)	338,340	23,210
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	145,630,000	175,812
Telekomunikacja Polska SA1	18,303,900	173,637
TIM Participações SA, preferred nominative (ADR)	1,663,228	77,174
TIM Participações SA, ordinary nominative	3,730,000	25,771
Vodafone Group PLC[1]	25,310,000	99,775
Orascom Telecom Holding (GDR)[1]	736,000	52,842
Orascom Telecom Holding (GDR)[1]	585,000	42,001
Partner Communications Co. Ltd.[1]	2,954,500	56,220
Partner Communications Co. Ltd. (ADR)	151,500	2,907
OJSC Mobile TeleSystems (ADR)	581,922	48,300
Telefónica, SA1	1,375,000	45,456
Brasil Telecom Participações SA, preferred nominative (ADR)	550,000	40,914
China Unicom Ltd.[1]	16,531,300	40,178
GLOBE TELECOM, Inc.[1]	989,723	38,881
Advanced Info Service PCL[1]	13,641,500	35,884
Telekom Austria AG, non-registered shares[1]	1,200,000	34,447
Cellcom Israel Ltd.	1,023,800	27,161
Telenor ASA[1,2]	1,123,600	26,435
Bharti Airtel Ltd.[1,2]	810,000	21,170
Turkcell Iletisim Hizmetleri AS1	2,050,000	19,771
Telemig Celular Participações SA, preferred nominative (ADR)	198,500	12,341
Telekom Malaysia Bhd.[1]	3,500,000	10,743
TeliaSonera AB1	1,050,300	10,330
HT – Hrvatske telekomunikacije dd (GDR)[1,2,3]	86,529	6,230
		1,816,822

MATERIALS — 8.67%
Sterlite Industries (India) Ltd. (ADS)	8,189,800	212,689
Sterlite Industries (India) Ltd.[1]	800,000	20,937
Taiwan Cement Corp.[1]	107,557,937	186,392
Israel Chemicals Ltd.[1]	13,991,927	155,251
Potash Corp. of Saskatchewan Inc.	1,200,000	147,384
JSC Uralkali[1]	4,254,092	106,778
JSC Uralkali (GDR)[1,3]	1,428,995	35,868
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	104,955
Linde AG1	779,646	98,545
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,165,000	67,873
Grasim Industries Ltd.[1]	702,721	67,139
Freeport-McMoRan Copper & Gold Inc.	559,100	65,795
Hochschild Mining PLC[1]	6,226,186	60,621
Makhteshim-Agan Industries Ltd.[1,2]	5,525,000	53,181
Aricom PLC[1,2,4]	30,000,000	47,880
Cia. Vale do Rio Doce, Class A, preferred nominative	1,032,000	32,499
BHP Billiton PLC[1]	682,288	26,013
Holcim Ltd.[1]	170,142	19,450
Ivanhoe Mines Ltd.[2]	1,410,000	19,390
AngloGold Ashanti Ltd.[1]	315,000	14,884
OAO Severstal (GDR)[1]	574,600	13,740
Sealed Air Corp.	489,632	12,207
Formosa Plastics Corp.[1]	3,625,422	11,328
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	342,966	10,519
ACC Ltd.[1]	270,000	7,485
Gold Fields Ltd.[1]	350,000	6,362
		1,605,165

ENERGY — 8.20%
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	3,050,600	291,729
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	463,784	38,582
Oil & Natural Gas Corp. Ltd.[1]	7,868,389	253,458
PetroChina Co. Ltd., Class H1	51,454,000	133,657
OAO LUKOIL (ADR)[1]	1,390,000	127,217
Oil and Gas Development Co. Ltd.[1]	58,638,760	124,164
Saipem SpA, Class S1	2,290,000	101,202
OAO Gazprom (ADR)[1]	1,545,000	77,217
Niko Resources Ltd.[4]	495,000	55,443
Tenaris SA (ADR)	720,000	38,736
TOTAL SA1	300,000	24,174
TOTAL SA (ADR)	155,000	12,495
Nexen Inc.	964,072	32,649
OAO TMK (GDR)[1,3]	692,815	30,956
Noble Energy, Inc.	400,000	30,616
Reliance Industries Ltd.[1]	421,000	29,984
Sterling Energy PLC[1,2,5]	91,242,000	27,989
Chevron Corp.	175,500	16,060
China National Offshore Oil Corp.[1]	6,793,000	14,768
Baker Hughes Inc.	160,000	13,875
PTT Exploration and Production PCL[1]	2,600,000	12,503
Banpu PCL[1]	887,000	11,686
Smith International, Inc.	171,000	11,295
Murphy Oil Corp.	100,000	7,363
Hess Corp.	19,200	1,375
		1,519,193

CONSUMER STAPLES — 7.42%
Nestlé SA1	436,645	201,720
Tesco PLC[1]	17,172,190	174,586
IOI Corp. Bhd.[1]	61,840,250	141,312
SABMiller PLC[1]	3,694,600	111,208
PT Indofood Sukses Makmur Tbk[1]	369,600,000	90,354
PepsiCo, Inc.	811,000	59,787
Olam International Ltd.[1]	23,935,000	58,759
Bunge Ltd.	385,000	44,348
Avon Products, Inc.	1,050,000	43,029
Groupe Danone SA1	496,200	42,558
Coca-Cola Co.	670,000	41,379
Fomento Económico Mexicano, SAB de CV (ADR)	1,120,500	39,901
Grupo Nacional de Chocolates SA	4,425,000	36,578
Migros Türk TAS[1]	2,071,099	36,405
L’Oréal SA1	219,500	28,845
Diageo PLC[1]	1,245,000	28,526
X5 Retail Group NV (GDR)[1,2,3]	653,200	23,599
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	230,000	18,793
Cia. de Bebidas das Américas – AmBev, ordinary nominative (ADR)	42,000	3,360
Poslovni sistem Mercator, dd1	42,200	21,362
Procter & Gamble Co.	299,800	20,842
Wal-Mart de México, SAB de CV, Series V (ADR)	500,000	20,280
Nestlé India Ltd.[1]	480,573	19,327
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	17,127
Unilever NV, depository receipts[1]	500,000	16,260
China Mengniu Dairy Co.[1]	3,415,000	14,579
Coca-Cola FEMSA, SAB de CV, Series L	2,500,300	11,576
Scottish & Newcastle PLC[1]	413,000	6,741
		1,373,141

INFORMATION TECHNOLOGY — 5.76%
Nokia Corp.[1]	3,458,200	137,138
Nokia Corp. (ADR)	1,202,600	47,767
Kingboard Chemical Holdings Ltd.[1]	23,069,340	152,616
Hon Hai Precision Industry Co., Ltd.[1]	17,036,948	130,966
Samsung Electronics Co., Ltd.[1]	163,891	101,811
SINA Corp.[2]	1,681,200	96,383
Tencent Holdings Ltd.[1]	6,697,000	58,068
Acer Inc.[1]	20,458,340	48,960
Catcher Technology Co., Ltd.[1]	6,669,000	46,358
Lite-On Technology Corp.[1]	20,793,463	38,891
Hoya Corp.[1]	989,800	36,028
Compal Electronics, Inc.[1]	27,409,890	35,251
Euronet Worldwide, Inc.[2,4]	1,055,000	33,792
Venture Corp. Ltd.[1]	2,500,000	24,324
Comverse Technology, Inc.[2]	922,000	17,721
Cisco Systems, Inc.[2]	500,000	16,530
Foxconn International Holdings Ltd.[1,2]	4,154,000	11,571
MoneyGram International, Inc.	680,000	10,846
Hynix Semiconductor Inc.[1,2]	295,000	8,328
Kingboard Laminates Holdings Ltd.[1]	8,048,606	7,162
NetEase.com, Inc. (ADR)[2]	320,000	6,659
		1,067,170

CONSUMER DISCRETIONARY — 5.57%
Las Vegas Sands Corp.[2]	1,167,000	155,304
Toyota Motor Corp.[1]	1,704,000	97,493
Kuoni Reisen Holding AG, Class B1	147,683	73,850
Central European Media Enterprises Ltd., Class A2	589,217	67,613
Shangri-La Asia Ltd.[1]	20,432,000	65,396
Swatch Group Ltd[1]	487,900	30,623
Swatch Group Ltd, non-registered shares[1]	63,650	20,392
GOME Electrical Appliances Holding Ltd.[1]	22,029,000	50,411
Honda Motor Co., Ltd.[1]	1,310,000	49,165
Hyundai Mobis Co., Ltd.[1]	394,500	40,115
Li & Fung Ltd.[1]	8,083,900	38,275
Naspers Ltd., Class N1	1,145,000	36,451
PT Astra International Tbk[1]	11,000,000	31,262
Nitori Co., Ltd.[1]	672,850	30,791
Yue Yuen Industrial (Holdings) Ltd.[1]	9,688,500	30,123
TVN SA1	2,500,000	24,998
Truworths International Ltd.[1]	4,953,000	24,965
Grupo Clarín SA1,2,3	1,209,100	24,484
Grupo Clarin SA1,2	14,000	283
Praktiker Bau- und Heimwerkermärkte Holding AG1	658,800	23,910
Grupo Televisa, SAB, ordinary participation certificates (ADR)	800,000	19,880
LG Electronics Inc.[1]	185,002	19,469
Keihin Corp.[1]	789,000	15,190
Hankook Tire Co., Ltd.[1]	615,000	13,208
Hürriyet Gazetecilik ve Matbaacilik AS1,2	3,242,849	11,738
Astro All Asia Networks PLC[1]	10,435,300	10,702
Largan Precision Co., Ltd.[1]	770,100	9,459
Techtronic Industries Co. Ltd.[1]	8,150,000	8,814
Stockmann Oyj, Class B1	142,000	7,083
		1,031,447

HEALTH CARE — 4.62%
Novo Nordisk A/S, Class B1	2,156,900	268,234
Krka, dd, Novo mesto[1]	914,000	153,237
OJSC Pharmstandard (GDR)[1,2]	6,582,550	143,973
OJSC Pharmstandard (GDR)[1,2,3]	392,700	8,589
Zentiva NV1	1,625,000	87,247
Hikma Pharmaceuticals PLC[1]	7,980,011	82,971
Richter Gedeon NYRT[1]	319,000	69,306
Teva Pharmaceutical Industries Ltd. (ADR)	600,000	26,406
Dr. Reddy’s Laboratories Ltd.[1]	1,022,000	16,274
		856,237

UTILITIES — 2.90%
NTPC Ltd.[1]	16,381,000	100,847
PT Perusahaan Gas Negara (Persero) Tbk[1]	42,600,000	66,327
AES Corp.[2]	3,000,000	64,230
Tanjong PLC[1]	11,353,000	59,841
Cia. Energética de Minas Gerais - Cemig, preferred nominative	2,409,600	51,513
GAIL (India) Ltd.[1]	3,635,000	38,458
Reliance Energy Ltd.[1]	700,000	33,766
Electricity Generating PCL[1]	8,079,000	28,194
Veolia Environnement[1]	309,375	27,644
CLP Holdings Ltd.[1]	3,945,000	26,630
Cheung Kong Infrastructure Holdings Ltd.[1]	5,900,000	23,202
Manila Electric Co.[1,2]	8,174,760	15,771
		536,423

MISCELLANEOUS — 4.99%
Other common stocks in initial period of acquisition		923,921

Total common stocks (cost: $9,377,648,000)		15,819,548

Warrants — 0.03%

MATERIALS — 0.03%
Aricom PLC, warrants, expire 2010[2,4]	10,000,000	4,935

Total warrants (cost: $3,143,000)		4,935

	Principal amount	Market value
Bonds & notes — 5.63%	(000)	(000)

NON-U.S. GOVERNMENT BONDS & NOTES — 5.15%
Brazil (Federal Republic of) Global 9.25% 2010	$12,600	$14,206
Brazilian Treasury Bill 6.00% 2010[1,6]	BRL60,969	34,113
Brazilian Treasury Bill 6.00% 2011[1,6]	7,743	4,302
Brazil (Federal Republic of) 10.00% 2014[1]	5,000	2,661
Brazil (Federal Republic of) Global 7.875% 2015	$5,620	6,398
Brazilian Treasury Bill 6.00% 2015[1,6]	BRL 8,220	4,441
Brazil (Federal Republic of) Global 12.50% 2016[1]	14,400	9,418
Brazil (Federal Republic of) 10.00% 2017[1]	61,500	31,837
Brazil (Federal Republic of) Global 8.00% 2018[7]	$18,045	20,256
Brazil (Federal Republic of) Global 8.875% 2019	9,000	11,385
Brazil (Federal Republic of) Global 8.875% 2024	900	1,181
Brazil (Federal Republic of) Global 10.125% 2027	14,500	21,467
Brazil (Federal Republic of) Global 7.125% 2037	7,680	8,890
Brazil (Federal Republic of) Global 11.00% 2040	22,025	29,618
Brazilian Treasury Bill 6.00% 2045[1,6]	BRL32,881	18,068
United Mexican States Government Global 5.943% 2009[8]	$18,750	18,923
United Mexican States Government Global 10.375% 2009	2,385	2,572
United Mexican States Government Global 9.875% 2010	21,625	24,166
United Mexican States Government Global 6.375% 2013	30,380	32,385
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	5,320
United Mexican States Government, Series MI10, 9.50% 2014	290,000	29,565
United Mexican States Government, Series M10, 8.00% 2015	130,000	12,247
Argentina (Republic of) 3.368% 2012[1,7,8]	$18,700	10,646
Argentina (Republic of) 2.00% 2014[1,6,7]	ARS 13,177	3,127
Argentina (Republic of) 5.83% 2033[1,6,7,9]	297,116	76,331
Argentina (Republic of) GDP-Linked 2035[1]	335,653	11,865
Argentina (Republic of) 0.63% 2038[1,6,7]	73,212	7,496
Turkey (Republic of) Treasury Bill 0% 2008[1]	TRY11,090	8,544
Turkey (Republic of) 14.00% 2011[1]	64,400	53,413
Turkey (Republic of) 10.00% 2012[1,6]	22,884	20,153
Turkey (Republic of) 11.50% 2012	$6,000	7,298
Turkey (Republic of) 7.00% 2016	15,000	15,770
Colombia (Republic of) Global 11.75% 2010[1]	COP40,000,000	21,194
Colombia (Republic of) Global 10.00% 2012	$18,725	21,908
Colombia (Republic of) Global 10.75% 2013	9,840	12,157
Colombia (Republic of) Global 8.25% 2014	3,100	3,556
Colombia (Republic of) Global 12.00% 2015[1]	COP43,100,000	24,787
Colombia (Republic of) Global 11.75% 2020	$2,420	3,624
Colombia (Republic of) Global 8.125% 2024	4,375	5,283
Colombia (Republic of) Global 7.375% 2037	3,655	4,183
Russian Federation 8.25% 2010[7]	27,446	28,642
Russian Federation 8.25% 2010[3,7]	3,138	3,274
Russian Federation 7.50% 2030[3,7]	30,504	34,449
Russian Federation 7.50% 2030[7]	2,970	3,354
Peru (Republic of) 8.375% 2016	38,900	45,999
Peru (Republic of) 7.35% 2025	6,550	7,549
Peru (Republic of) 6.55% 2037	5,042	5,319
Philippines (Republic of) 8.875% 2008	4,740	4,841
Philippines (Republic of) 8.375% 2009	8,335	8,710
Philippines (Republic of) 8.25% 2014	3,505	3,965
Philippines (Republic of) 9.375% 2017	4,000	4,970
Philippines (Republic of) 9.875% 2019	9,800	12,789
Philippines (Republic of) 7.75% 2031	16,670	19,087
Panama (Republic of) Global 9.625% 2011	1,611	1,820
Panama (Republic of) Global 9.375% 2012	6,527	7,555
Panama (Republic of) Global 7.125% 2026	7,300	8,085
Panama (Republic of) Global 8.875% 2027	2,775	3,614
Panama (Republic of) Global 9.375% 2029	3,260	4,450
Panama (Republic of) Global 6.70% 2036[7]	14,904	15,724
Egypt (Arab Republic of) Treasury Bill 0% 2007[1]	EGP30,000	5,437
Egypt (Arab Republic of) Treasury Bill 0% 2008[1]	60,475	10,810
Egypt (Arab Republic of) 8.75% 2012[1]	56,350	10,691
Egypt (Arab Republic of) 11.625% 2014[1]	21,000	4,404
Dominican Republic 9.50% 2011[7]	$2,767	2,967
Dominican Republic 9.04% 2018[7]	3,935	4,545
Dominican Republic 8.625% 2027[3,7]	19,900	22,985
Hungarian Government 6.00% 2011	HUF2,000,000	11,193
Venezuela (Republic of) Global 8.50% 2014	$405	417
Venezuela (Republic of) Global 9.25% 2027	1,275	1,401
		953,800

ENERGY — 0.15%
Pemex Project Funding Master Trust 6.625% 2035	15,000	16,054
Gaz Capital SA 6.51% 2022[3]	11,990	11,780
		27,834

MATERIALS — 0.13%
C10 Capital (SPV) Ltd. 6.722% (undated)[3,8]	9,850	9,525
Vale Overseas Ltd. 6.25% 2017	8,000	8,129
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,235	2,419
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,965	4,352
		24,425

UTILITIES — 0.10%
AES Panamá, SA 6.35% 2016[3]	10,400	10,260
Enersis SA 7.375% 2014	4,550	4,839
AES Gener SA 7.50% 2014	3,000	3,128
		18,227

FINANCIALS — 0.05%
Kazkommerts International BV 7.875% 2014	7,000	6,423
Kazkommerts International BV 8.00% 2015	3,000	2,685
		9,108

TELECOMMUNICATION SERVICES — 0.03%
Orascom Telecom 7.875% 2014[3]	6,955	6,685

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	3,200	3,408

Total bonds & notes (cost: $933,943,000)		1,043,487

Short-term securities — 8.59%

Federal Home Loan Bank 4.65%–5.10% due 11/1–12/14/2007[10]	153,169	152,600
AstraZeneca PLC 4.80%–4.95% due 11/29/2007–1/22/2008[3]	105,100	104,166
Swedish Export Credit Corp. 4.77%–4.80% due 12/12/2007–1/4/2008	80,900	80,321
Siemens Capital Co. LLC 4.76%–4.83% due 11/28–12/14/2007[3]	76,500	76,143
BASF AG 4.70%–4.80% due 12/3/2007–1/25/2008[3]	71,260	70,617
Freddie Mac 4.48%–5.24% due 11/30–12/28/2007	67,500	67,115
American Honda Finance Corp. 4.75%–5.26% due 11/28–12/11/2007	58,425	58,143
Calyon North America Inc. 4.63%–4.77% due 12/24/2007–1/31/2008	51,400	50,913
Dexia Delaware LLC 5.01%–5.06% due 11/5–12/6/2007	50,700	50,556
Toyota Motor Credit Corp. 4.78% due 12/20/2007	25,000	24,834
Toyota Credit de Puerto Rico Corp. 4.80% due 12/19/2007	25,000	24,829
Total Capital SA 4.80%–5.25% due 11/16–12/31/2007[3]	48,700	48,506
HSBC USA Inc. 4.96% due 12/17/2007	48,500	48,184
GlaxoSmithKline Finance PLC 4.77% due 12/18/2007[3]	44,150	43,860
Old Line Funding, LLC 4.81%–5.15% due 11/16–11/26/2007[3]	41,100	40,987
Allied Irish Banks North America Inc. 5.595% due 11/14/2007[3]	40,100	40,015
BMW U.S. Capital LLC 4.73% due 11/9–12/18/2007[3]	40,100	39,997
Westpac Banking Corp. 5.35%–5.54% due 12/13–12/17/2007[3]	40,000	39,753
Rabobank USA Financial Corp. 4.92% due 11/5/2007	35,000	34,976
Barton Capital Corp. 4.68% due 1/4/2008[3]	20,000	19,818
Societe Generale North America, Inc. 5.08% due 12/3/2007	15,000	14,930
Nestle Capital Corp. 4.75% due 2/7/2008[3]	22,200	21,908
Alcon Capital Corp. 4.73% due 11/13/2007[3]	10,100	10,083
Electricité de France 4.82%–4.90% due 12/27/2007–1/8/2008	31,600	31,351
Fannie Mae 5.145% due 11/7/2007	31,100	31,071
Unilever Capital Corp. 5.25% due 12/3/2007[3]	30,800	30,656
Danske Corp. 5.03% due 11/1/2007[3]	30,000	29,996
Toronto-Dominion Holdings USA Inc. 5.085% due 11/30/2007[3]	30,000	29,870
Swedbank Mortgage AB 5.10% due 11/21/2007	25,700	25,623
Mont Blanc Capital Corp. 4.93% due 11/20/2007[3]	25,000	24,932
UBS Finance (Delaware) LLC 5.36% due 11/19/2007	25,000	24,926
Park Avenue Receivables Co. LLC 4.83% due 12/7/2007[3]	25,000	24,876
Lloyds Bank PLC 4.91% due 12/7/2007	25,000	24,871
Abbey National N.A. LLC 5.02% due 12/21/2007	25,000	24,822
General Electric Capital Corp. 5.24% due 12/12/2007	20,000	19,883
HBOS Treasury Services PLC 4.70% due 1/25/2008	20,000	19,771
Statoil ASA 4.84% due 11/19/2007[3]	18,600	18,552
CBA (Delaware) Finance Inc. 5.04% due 2/4/2008	18,000	17,770
Amsterdam Funding Corp. 5.18% due 11/8/2007[3]	16,400	16,381
Shell International Finance BV 4.74% due 11/27/2007[3]	15,000	14,947
DaimlerChrysler Revolving Auto Conduit LLC 4.90% due 1/16/2008	8,200	8,114
DaimlerChrysler Revolving Auto Conduit LLC II 4.90% due 12/12/2007	1,700	1,690
IBM Corp. 5.15% due 11/16/2007[3]	8,000	7,981
Ranger Funding Co. LLC 5.00% due 11/15/2007[3]	711	710

Total short-term securities (cost: $1,592,006,000)		1,592,047

Total investment securities (cost: $11,906,740,000)		18,460,017
Other assets less liabilities		61,652

Net assets		$18,521,669

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1  Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”  was $12,057,919,000.
2  Security did not produce income during the last 12 months.
3  Purchased in a transaction exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,054,009,000, which represented 5.69% of the net assets of the fund.
4  Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below:

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Aricom PLC	5/11/2007	$38,481	$47,880	.26%
Aricom PLC, warrants	5/11/2007	3,143	4,935	.03
Euronet Worldwide Inc.	3/8/2007	26,375	33,792	.18
Niko Resources Ltd.	2/1–7/23/2007	38,291	55,443	.30

Total restricted securities		$106,290	$142,050	.77%

5  Represents an affiliated company as defined under the Investment Company Act of 1940.
6  Index-linked bond whose principal amount moves with a government retail price index.
7  Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
8  Coupon rate may change periodically.
9  Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
10This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
ADS = American Depositary Shares
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-936-1207O-S10898

Summary investment portfolio, October 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of Net Assets

Financials	17.36%
Industrials	10.12
Telecommunication services	9.81
Materials	8.67
Energy	8.20
Other industries	31.26
Bonds & notes	5.63
Warrants	0.03
Short-term securities & other assets less liabilities	8.92
[end pie chart]

Country diversification (percent of net assets)

Euro zone*	9.4%
Brazil	9.0
India	8.3
United States	5.3
Russia	5.2
Mexico	4.2
South Africa	4.2
United Kingdom	3.6
Hong Kong	3.2
Philippines	2.9
Indonesia	2.9
Other countries	32.9
Short-term securities & other assets less liabilities	8.9

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Slovenia and Spain.

Common stocks - 85.42%	Shares	Market value (000)	Percent of net assets

Financials - 17.36%
ICICI Bank Ltd. (1)	7,602,600	$246,122
ICICI Bank Ltd. (ADR)	102,400	7,111	1.37%
Grupo Financiero Banorte, SAB de CV, Series O	41,406,639	190,384	1.03
Banco Santander, SA (1)	7,952,014	173,545.94
Itaúsa - Investimentos Itaú SA, preferred nominative	21,330,279	161,630.87
Sberbank (Savings Bank of the Russian Federation) (GDR)	307,000	150,299.81
Unibanco-União de Bancos Brasileiros SA, units (GDR)	720,000	113,789
Unibanco-União de Bancos Brasileiros SA, units	2,000,000	31,578.78
Banco do Estado do Rio Grande do Sul SA, preferred nominative, Series B (2)	21,150,000	143,202.77
Erste Bank der oesterreichischen Sparkassen AG (1)	1,547,500	126,110.68
National Bank of Greece SA (1)	1,572,000	109,601.59
Bancolombia SA (ADR)	2,861,984	105,178.57
PT Bank Rakyat Indonesia (Persero) Tbk (1)	120,906,800	104,149.56
Housing Development Finance Corp. Ltd. (1)	1,419,360	101,034.55
Other securities		1,451,250	7.84
		3,214,982	17.36

Industrials - 10.12%
Murray & Roberts Holdings Ltd. (1)	15,815,000	243,265	1.31
Orascom Construction Industries Co. (GDR) (1)	996,487	183,984.99
Suzlon Energy Ltd. (1)	3,215,344	162,256.88
Airports of Thailand PCL (1)	65,300,000	117,831.64
STX Engine Co., Ltd. (1)	1,076,170	107,826.58
Other securities		1,059,885	5.72
		1,875,047	10.12

Telecommunication services - 9.81%
América Móvil, SAB de CV, Series L (ADR)	4,085,100	267,125	1.44
MTN Group Ltd. (1)	12,359,649	241,945	1.31
Philippine Long Distance Telephone Co. (1)	2,321,160	160,162
Philippine Long Distance Telephone Co. (ADR)	338,340	23,210.99
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (1)	145,630,000	175,812.95
Telekomunikacja Polska SA (1)	18,303,900	173,637.94
Vodafone Group PLC (1)	25,310,000	99,775.54
Other securities		675,156	3.64
		1,816,822	9.81

Materials - 8.67%
Sterlite Industries (India) Ltd. (ADS)	8,189,800	212,689
Sterlite Industries (India) Ltd. (1)	800,000	20,936	1.26
Taiwan Cement Corp. (1)	107,557,937	186,392	1.01
Israel Chemicals Ltd. (1)	13,991,927	155,251.84
Potash Corp. of Saskatchewan Inc.	1,200,000	147,384.79
JSC Uralkali (1)	4,254,092	106,778
JSC Uralkali (GDR) (1) (3)	1,428,995	35,868.77
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,365,000	104,955.57
Other securities		634,912	3.43
		1,605,165	8.67

Energy - 8.20%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	3,050,600	291,729
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	463,784	38,582	1.78
Oil & Natural Gas Corp. Ltd. (1)	7,868,389	253,458	1.37
PetroChina Co. Ltd., Class H (1)	51,454,000	133,657.72
OAO LUKOIL (ADR) (1)	1,390,000	127,217.69
Oil and Gas Development Co. Ltd. (1)	58,638,760	124,164.67
Saipem SpA, Class S (1)	2,290,000	101,202.55
Other securities		449,184	2.42
		1,519,193	8.20

Consumer staples - 7.42%
Nestlé SA (1)	436,645	201,720	1.09
Tesco PLC (1)	17,172,190	174,585.94
IOI Corp. Bhd. (1)	61,840,250	141,312.77
SABMiller PLC (1)	3,694,600	111,208.60
Other securities		744,316	4.02
		1,373,141	7.42

Information technology - 5.76%
Nokia Corp. (1)	3,458,200	137,138
Nokia Corp. (ADR)	1,202,600	47,767	1.00
Kingboard Chemical Holdings Ltd. (1)	23,069,340	152,616.82
Hon Hai Precision Industry Co., Ltd. (1)	17,036,948	130,966.71
Samsung Electronics Co., Ltd. (1)	163,891	101,811.55
Other securities		496,872	2.68
		1,067,170	5.76

Consumer discretionary - 5.57%
Las Vegas Sands Corp. (2)	1,167,000	155,304.84
Other securities		876,143	4.73
		1,031,447	5.57

Health care - 4.62%
Novo Nordisk A/S, Class B (1)	2,156,900	268,234	1.45
Krka, dd, Novo mesto (1)	914,000	153,237.83
OJSC Pharmstandard (GDR) (1) (2)	6,582,550	143,973
OJSC Pharmstandard (GDR) (1) (2) (3)	392,700	8,589.82
Other securities		282,204	1.52
		856,237	4.62

Utilities - 2.90%
NTPC Ltd. (1)	16,381,000	100,847.55
Other securities		435,576	2.35
		536,423	2.90

MISCELLANEOUS - 4.99%
Other common stocks in initial period of acquisition		923,921	4.99

Total common stocks (cost: $9,377,648,000)		15,819,548	85.42

	Shares	Market value (000)	Percent of net assets
Warrants - 0.03%
Materials - 0.03%
Other securities		4,935.03

Total warrants (cost: $3,143,000)		4,935.03

	Principal amount (000)	Market value (000)	Percent of net assets
Bonds & notes - 5.63%

Non-U.S. government bonds & notes - 5.15%
Brazil (Federal Republic of) Global:
7.125%-11.00% 2010-2040 (4)	$ 90,370	$ 113,401
12.50% 2016 (1)	BRL 14,400	9,418
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	66,500	34,498
Brazilian Treasury Bill 6.00% 2010-2045 (1) (5)	109,813	60,924	1.18
Other securities		735,559	3.97
		953,800	5.15

Other - 0.48%
Other securities		89,687.48

Total bonds & notes (cost: $933,943,000)		1,043,487	5.63

	Principal amount (000)	Market value (000)	Percent of net assets
Short-term securities - 8.59%

Federal Home Loan Bank 4.65%-5.10% due 11/1/2007-12/14/2007 (6)	$ 153,169	$ 152,600.82
AstraZeneca PLC 4.80%-4.95% due 11/29/2007-1/22/2008 (3)	105,100	104,166.56
Nestle Capital Corp. 4.75% due 2/7/2008 (3)	22,200	21,908
Alcon Capital Corp. 4.73% due 11/13/2007-2/7/2008 (3)	10,100	10,083.17
Abbey National N.A. LLC 5.02% due 12/21/2007	25,000	24,822.14
Other securities		1,278,468	6.90

Total short-term securities (cost: $1,592,006,000)		1,592,047	8.59

Total investment securities (cost: $11,906,740,000)		18,460,017	99.67
Other assets less liabilities		61,652.33

Net assets		$18,521,669	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in  transactions exempt from registration under the Securities Act of 1933 which may be subject to legal or contractual restrictions on resale.  The total value of all such restricted securities was $142,050,000, which represented 0.77% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 10/31/2007 (000)

Sterling Energy PLC (1) (2)	65,755,000	25,487,000	-	91,242,000	-	$27,989
Italian-Thai Development PCL (1) (2) (7)	269,419,600	-	198,161,300	71,258,300	-	-
Murray & Roberts Holdings Ltd. (1) (7)	21,235,000	-	5,420,000	15,815,000	$2,923	-
					$2,923	$27,989

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $12,057,919,000.

(2) Security did not produce income during the last 12 months.
(3)Purchased in transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities,  including those in "Other securities" in the summary investment portfolio, was $1,054,009,000, which represented 5.69% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(7) Unaffiliated issuer at 10/31/2007.

ADR = American Depositary Receipts
ADS = American Depositary Shares
GDR = Global Depositary Receipts

The industry classifications were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $11,871,370)	$18,432,028
Affiliated issuers (cost: $35,370)	27,989	$18,460,017
Cash denominated in non-U.S. currencies
(cost: $70)		70
Cash		2,066
Receivables for:
Sales of investments	45,610
Sales of fund's shares	58,968
Dividends and interest	40,958	145,536
		18,607,689
Liabilities:
Payables for:
Purchases of investments	36,112
Repurchases of fund's shares	15,571
Open forward currency contracts	7,007
Investment advisory services	7,565
Services provided by affiliates	7,841
Directors' deferred compensation	1,765
Other	10,159	86,020
Net assets at October 31, 2007		$18,521,669

Net assets consist of:
Capital paid in on shares of capital stock		$10,703,714
Undistributed net investment income		192,630
Undistributed net realized gain		1,087,402
Net unrealized appreciation		6,537,923
Net assets at October 31, 2007		$18,521,669

Total authorized capital stock - 500,000 shares, $.01 par value (282,034 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (*)

Class A	$13,752,396	208,667	$65.91
Class B	587,733	9,115	64.48
Class C	1,032,971	16,184	63.83
Class F	1,288,503	19,660	65.54
Class 529-A	354,559	5,405	65.60
Class 529-B	41,846	652	64.17
Class 529-C	86,428	1,347	64.17
Class 529-E	19,399	298	65.10
Class 529-F	14,800	225	65.66
Class R-1	25,002	390	64.12
Class R-2	244,544	3,811	64.18
Class R-3	237,944	3,647	65.24
Class R-4	107,415	1,632	65.83
Class R-5	728,129	11,001	66.19
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $69.93 and $69.60, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2007	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $27,304; also
includes $2,923 from affiliates)	$263,703

Interest (net of non-U.S. taxes of $1)	123,998	$387,701

Fees and expenses(*):
Investment advisory services	78,919
Distribution services	41,141
Transfer agent services	12,525
Administrative services	4,853
Reports to shareholders	546
Registration statement and prospectus	958
Postage, stationery and supplies	1,269
Directors' compensation	818
Auditing and legal	190
Custodian	6,767
State and local taxes	174
Other	152
Total fees and expenses before reimbursements/waivers	148,312
Less reimbursements/waivers of fees and expenses:
Investment advisory services	7,913
Administrative services	142
Total fees and expenses after reimbursements/waivers		140,257
Net investment income		247,444

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain on:
Investments (including $21,655 net gain from affiliates)	1,176,620
Non-U.S. currency transactions	4,842	1,181,462
Net unrealized appreciation (depreciation) on:
Investments	4,092,429
Non-U.S. currency translations	(10,297)	4,082,132
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		5,263,594
Net increase in net assets resulting
from operations		$5,511,038

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	October 31
	2007	2006
Operations:
Net investment income	$247,444	$170,679
Net realized gain on investments and non-U.S. currency transactions	1,181,462	573,472
Net unrealized appreciation on investments and non-U.S. currency translations	4,082,132	1,378,740
Net increase in net assets resulting from operations	5,511,038	2,122,891

Dividends and distributions paid to shareholders:

Dividends from net investment income and non-U.S. currency gain	(196,066)	(113,174)
Distributions from net realized gain on investments	(495,754)	-
Total dividends and distributions paid to shareholders	(691,820)	(113,174)

Net capital share transactions	3,508,625	2,830,417

Total increase in net assets	8,327,843	4,840,134

Net assets:
Beginning of year	10,193,826	5,353,692
End of year (including undistributed
net investment income: $192,630 and $119,986, respectively)	$18,521,669	$10,193,826

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2007, non-U.S. taxes paid on realized gains were $2,919,000. As of October 31, 2007, non-U.S. taxes provided on unrealized gains were $9,454,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended October 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2000.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; income on certain investments; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2007, the fund reclassified $21,537,000 from undistributed net realized gain to undistributed net investment income; and reclassified $271,000 from undistributed net investment income and $72,560,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$371,732
Undistributed long-term capital gain	1,003,661
Gross unrealized appreciation on investment securities	6,562,117
Gross unrealized depreciation on investment securities	<109,442>
Net unrealized appreciation on investment securities	6,452,675
Cost of investment securities	12,007,342

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2007			Year ended October 31, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$194,313	$336,044	$530,357	$90,298	$-	$90,298
Class B	6,145	14,597	20,742	2,659	-	2,659
Class C	10,086	23,985	34,071	4,219	-	4,219
Class F	17,063	29,494	46,557	7,334	-	7,334
Class 529-A	4,413	7,645	12,058	1,680	-	1,680
Class 529-B	399	981	1,380	159	-	159
Class 529-C	809	1,934	2,743	297	-	297
Class 529-E	224	436	660	83	-	83
Class 529-F	196	326	522	89	-	89
Class R-1	215	481	696	64	-	64
Class R-2	2,214	5,035	7,249	794	-	794
Class R-3	2,341	4,565	6,906	766	-	766
Class R-4	1,123	1,928	3,051	327	-	327
Class R-5	9,587	15,241	24,828	4,405	-	4,405
Total	$249,128	$442,692	$691,820	$113,174	$-	$113,174

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

 Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.540% on such assets in excess of $6.5 billion. The board of directors approved an amended agreement effective January 1, 2007, decreasing the annual rate on net assets in excess of $10.5 billion from a rate of 0.540% to a rate of 0.510%. The board of directors also approved an amended agreement effective January 1, 2008, decreasing the annual rate on assets in excess of $17 billion from a rate of 0.510% to a rate of 0.500%. To the extent the fund’s net assets exceeded either of these levels prior to the effective dates of the amendments, CRMC reduced its total investment advisory services fees consistent with these amended rates. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2007, total investment advisory services fees waived by CRMC were $7,913,000. As a result, the fee shown on the accompanying financial statements of $78,919,000, which was equivalent to an annualized rate of 0.585%, was reduced to $71,006,000, or 0.526% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2007, the total administrative services fees paid by CRMC were $1,000, $140,000 and $1,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$23,449	$11,979	Not applicable	Not applicable	Not applicable
Class B	4,350	546	Not applicable	Not applicable	Not applicable
Class C	7,324	Included in administrative services	$1,087	$150	Not applicable
Class F	2,273		839	158	Not applicable
Class 529-A	444		267	37	$248
Class 529-B	300		32	9	30
Class 529-C	609		66	15	61
Class 529-E	69		15	2	14
Class 529-F	-		11	2	10
Class R-1	154		18	12	Not applicable
Class R-2	1,240		236	581	Not applicable
Class R-3	762		214	135	Not applicable
Class R-4	167		92	9	Not applicable
Class R-5	Not applicable		492	11	Not applicable
Total	$41,141	$12,525	$3,369	$1,121	$363

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1999, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $818,000, shown on the accompanying financial statements, includes $364,000 in current fees (either paid in cash or deferred) and a net increase of $454,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2007
Class A	$3,284,105	61,504	$511,085	10,712	$(1,450,417)	(27,429)	$2,344,773	44,787
Class B	138,889	2,656	20,095	428	(57,072)	(1,100)	101,912	1,984
Class C	330,463	6,351	32,906	707	(122,951)	(2,391)	240,418	4,667
Class F	437,635	8,168	41,730	879	(191,717)	(3,611)	287,648	5,436
Class 529-A	98,356	1,865	12,057	254	(17,594)	(332)	92,819	1,787
Class 529-B	9,074	174	1,380	29	(1,414)	(27)	9,040	176
Class 529-C	24,024	464	2,743	59	(4,774)	(92)	21,993	431
Class 529-E	5,465	104	660	14	(1,405)	(26)	4,720	92
Class 529-F	4,086	77	520	11	(1,542)	(30)	3,064	58
Class R-1	18,439	343	686	15	(9,977)	(195)	9,148	163
Class R-2	111,446	2,139	7,235	155	(44,755)	(860)	73,926	1,434
Class R-3	129,599	2,427	6,895	145	(54,743)	(1,040)	81,751	1,532
Class R-4	56,947	1,061	3,051	64	(19,344)	(366)	40,654	759
Class R-5	229,691	4,241	24,330	509	(57,262)	(1,089)	196,759	3,661
Total net increase
(decrease)	$4,878,219	91,574	$665,373	13,981	$(2,034,967)	(38,588)	$3,508,625	66,967

Year ended October 31, 2006
Class A	$2,953,304	69,791	$86,181	2,241	$(1,001,364)	(23,654)	$2,038,121	48,378
Class B	136,711	3,273	2,560	67	(40,416)	(970)	98,855	2,370
Class C	269,845	6,541	4,004	106	(85,407)	(2,069)	188,442	4,578
Class F	321,495	7,586	6,387	167	(120,402)	(2,814)	207,480	4,939
Class 529-A	71,670	1,704	1,679	44	(9,295)	(216)	64,054	1,532
Class 529-B	7,460	180	159	4	(796)	(19)	6,823	165
Class 529-C	17,345	417	297	8	(2,521)	(61)	15,121	364
Class 529-E	4,175	100	82	2	(338)	(8)	3,919	94
Class 529-F	2,876	69	89	2	(531)	(13)	2,434	58
Class R-1	9,038	217	64	2	(3,528)	(86)	5,574	133
Class R-2	64,900	1,554	791	21	(22,054)	(531)	43,637	1,044
Class R-3	63,421	1,491	763	20	(22,598)	(531)	41,586	980
Class R-4	30,976	718	327	9	(10,568)	(246)	20,735	481
Class R-5	119,426	2,796	4,174	108	(29,964)	(711)	93,636	2,193
Total net increase
(decrease)	$4,072,642	96,437	$107,557	2,801	$(1,349,782)	(31,929)	$2,830,417	67,309

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of October 31, 2007, the fund had an open forward currency contract to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at October 31, 2007

Non-U.S. currency contract	Non-U.S.	U.S.	Amount	Unrealized depreciation

Sales:

South African rand
expiring 11/16/2007	ZAR516,606	$72,255	$79,262	$(7,007)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,244,315,000 and $3,853,697,000, respectively, during the year ended October 31, 2007.

Financial highlights

		Income from investment operations (1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers	(3)	Ratio of net income to average net assets	(3)
Class A:
Year ended 10/31/2007	$47.54	$1.02	$20.49	$21.51	$(.91)	$(2.23)	$(3.14)	$65.91	47.79%	$13,752		1.02%	.96%		1.92%
Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791		1.06	1.00		2.19
Year ended 10/31/2005	29.68	.68	6.51	7.19	(.55)	-	(.55)	36.32	24.50	4,195		1.18	1.12		2.00
Year ended 10/31/2004	25.60	.47	4.20	4.67	(.59)	-	(.59)	29.68	18.51	2,212		1.23	1.22		1.68
Year ended 10/31/2003	18.90	.39	6.56	6.95	(.25)	-	(.25)	25.60	37.19	1,528		1.31	1.31		1.86
Class B:
Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588		1.79	1.73		1.14
Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332		1.85	1.79		1.40
Year ended 10/31/2005	29.23	.42	6.42	6.84	(.36)	-	(.36)	35.71	23.57	170		1.94	1.88		1.24
Year ended 10/31/2004	25.29	.25	4.14	4.39	(.45)	-	(.45)	29.23	17.58	89		2.01	2.00		.91
Year ended 10/31/2003	18.69	.22	6.50	6.72	(.12)	-	(.12)	25.29	36.12	52		2.10	2.10		1.05
Class C:
Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033		1.83	1.78		1.10
Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532		1.89	1.83		1.36
Year ended 10/31/2005	29.03	.40	6.37	6.77	(.38)	-	(.38)	35.42	23.52	246		1.98	1.92		1.21
Year ended 10/31/2004	25.18	.24	4.11	4.35	(.50)	-	(.50)	29.03	17.53	96		2.04	2.03		.89
Year ended 10/31/2003	18.66	.21	6.48	6.69	(.17)	-	(.17)	25.18	36.10	39		2.12	2.12		.99
Class F:
Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289		1.02	.96		1.91
Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673		1.07	1.01		2.18
Year ended 10/31/2005	29.54	.67	6.47	7.14	(.55)	-	(.55)	36.13	24.46	336		1.19	1.14		1.98
Year ended 10/31/2004	25.52	.46	4.17	4.63	(.61)	-	(.61)	29.54	18.44	162		1.27	1.26		1.65
Year ended 10/31/2003	18.88	.38	6.54	6.92	(.28)	-	(.28)	25.52	37.10	71		1.35	1.35		1.77
Class 529-A:
Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355		1.07	1.01		1.87
Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171		1.09	1.03		2.15
Year ended 10/31/2005	29.59	.67	6.48	7.15	(.55)	-	(.55)	36.19	24.45	76		1.21	1.15		1.97
Year ended 10/31/2004	25.56	.46	4.18	4.64	(.61)	-	(.61)	29.59	18.43	31		1.27	1.26		1.65
Year ended 10/31/2003	18.89	.40	6.54	6.94	(.27)	-	(.27)	25.56	37.18	13		1.30	1.30		1.87
Class 529-B:
Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42		1.90	1.84		1.03
Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22		1.97	1.90		1.28
Year ended 10/31/2005	29.15	.36	6.41	6.77	(.34)	-	(.34)	35.58	23.38	11		2.09	2.04		1.09
Year ended 10/31/2004	25.25	.20	4.14	4.34	(.44)	-	(.44)	29.15	17.41	6		2.17	2.17		.74
Year ended 10/31/2003	18.79	.19	6.48	6.67	(.21)	-	(.21)	25.25	35.86	3		2.27	2.27		.89
Class 529-C:
Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86		1.90	1.84		1.04
Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43		1.96	1.89		1.29
Year ended 10/31/2005	29.17	.37	6.40	6.77	(.34)	-	(.34)	35.60	23.38	20		2.08	2.02		1.11
Year ended 10/31/2004	25.28	.21	4.14	4.35	(.46)	-	(.46)	29.17	17.43	8		2.16	2.15		.76
Year ended 10/31/2003	18.79	.19	6.50	6.69	(.20)	-	(.20)	25.28	35.90	4		2.24	2.24		.90
Class 529-E:
Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19		1.39	1.33		1.55
Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10		1.43	1.37		1.82
Year ended 10/31/2005	29.46	.56	6.45	7.01	(.47)	-	(.47)	36.00	24.02	4		1.55	1.49		1.65
Year ended 10/31/2004	25.46	.36	4.18	4.54	(.54)	-	(.54)	29.46	18.07	2		1.62	1.61		1.31
Year ended 10/31/2003	18.86	.31	6.53	6.84	(.24)	-	(.24)	25.46	36.64	1		1.69	1.69		1.47

Class 529-F:
Year ended 10/31/2007	$47.36	$1.09	$20.40	$21.49	$(.96)	$(2.23)	$(3.19)	$65.66	47.98%	$15		.89%	.83%		2.05%
Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8		.93	.87		2.31
Year ended 10/31/2005	29.53	.68	6.47	7.15	(.53)	-	(.53)	36.15	24.49	4		1.17	1.11		2.02
Year ended 10/31/2004	25.54	.43	4.18	4.61	(.62)	-	(.62)	29.53	18.33	2		1.37	1.36		1.54
Year ended 10/31/2003	18.90	.39	6.52	6.91	(.27)	-	(.27)	25.54	37.01	1		1.43	1.43		1.74
Class R-1:
Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25		1.86	1.79		1.11
Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11		1.93	1.83		1.35
Year ended 10/31/2005	29.22	.40	6.41	6.81	(.39)	-	(.39)	35.64	23.51	3		2.06	1.92		1.19
Year ended 10/31/2004	25.33	.25	4.14	4.39	(.50)	-	(.50)	29.22	17.57	2		2.16	2.04		.92
Year ended 10/31/2003	18.85	.23	6.50	6.73	(.25)	-	(.25)	25.33	36.07	-	(4)	2.84	2.10		1.05
Class R-2:
Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245		1.90	1.76		1.12
Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110		2.05	1.80		1.38
Year ended 10/31/2005	29.21	.41	6.40	6.81	(.40)	-	(.40)	35.62	23.53	47		2.27	1.89		1.23
Year ended 10/31/2004	25.34	.25	4.14	4.39	(.52)	-	(.52)	29.21	17.58	17		2.57	2.00		.91
Year ended 10/31/2003	18.86	.22	6.51	6.73	(.25)	-	(.25)	25.34	36.09	6		2.69	2.06		.98
Class R-3:
Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238		1.39	1.33		1.55
Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100		1.49	1.42		1.75
Year ended 10/31/2005	29.53	.55	6.47	7.02	(.48)	-	(.48)	36.07	24.02	41		1.60	1.51		1.62
Year ended 10/31/2004	25.56	.36	4.18	4.54	(.57)	-	(.57)	29.53	18.03	16		1.70	1.62		1.30
Year ended 10/31/2003	18.96	.30	6.56	6.86	(.26)	-	(.26)	25.56	36.63	6		1.84	1.68		1.37
Class R-4:
Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107		1.06	1.00		1.88
Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41		1.11	1.05		2.12
Year ended 10/31/2005	29.72	.68	6.49	7.17	(.56)	-	(.56)	36.33	24.44	14		1.21	1.15		1.98
Year ended 10/31/2004	25.68	.47	4.20	4.67	(.63)	-	(.63)	29.72	18.48	3		1.29	1.27		1.66
Year ended 10/31/2003	18.90	.39	6.57	6.96	(.18)	-	(.18)	25.68	37.14	1		1.43	1.33		1.79
Class R-5:
Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728		.76	.70		2.17
Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350		.81	.75		2.44
Year ended 10/31/2005	29.76	.78	6.51	7.29	(.62)	-	(.62)	36.43	24.83	187		.89	.84		2.28
Year ended 10/31/2004	25.66	.55	4.20	4.75	(.65)	-	(.65)	29.76	18.83	87		.95	.94		1.96
Year ended 10/31/2003	18.93	.46	6.57	7.03	(.30)	-	(.30)	25.66	37.60	45		1.01	1.01		2.15
	Year ended October 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	31%	30%	26%	20%	30%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4) Amount less than $1 million.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 4, 2007

Tax information
             unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2007:

Long-term capital gains	$442,696,000
Foreign taxes	28,051,000
Foreign source income	403,002,000
Qualified dividend income	265,103,000
Corporate dividends received deduction	7,199,000
U.S. government income that may be exempt from state taxation	2,670,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.